                                                                   Exhibit 10.18


                             NOTE PURCHASE AGREEMENT

                                 By and Between

                        Best Finance Investments Limited

                                as the Purchaser

                                       and

                     vFinance.com, Inc. d/b/a vFinance, Inc.

                                 as the Company

                                     Dated:

                                November 28, 2001

                             NOTE PURCHASE AGREEMENT

         THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made as of November 28, 2001 by and between vFinance.com, Inc. d/b/a vFinance, Inc. (the "Company") and Best Finance Investments Limited (the "Buyer").

                                    RECITALS

         A. The Buyer desires to purchase from the Company, and the Company desires to issue to the Buyer, a note in the principal amount of $1,500,000 (the "Note") convertible into shares (the "Note Shares") of the Company's issued and outstanding common stock, par value $.01 per share ("Common Stock");

         B. In partial consideration of the Buyer purchasing the Note, the Company has agreed to issue an option (the "Option") in favor of the Buyer or its designee to purchase up to that number of shares (the "Option Shares") of Common Stock equal to 1,500,000 divided by the average closing bid and ask price of the Common Stock for the twenty consecutive trading days prior to the date(s) of the applicable option exercise but in no event shall such number be more than $.336 or less than $.23. The Option may be exercised from time to time up to June 30, 2002 and shall be substantially in the form of Exhibit A attached hereto;

         C. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") or Regulation S ("Regulation S") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); and

         D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a (a) Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit B attached hereto pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws with respect to the Note Shares and Option Shares (collectively, the "Shares"); and
(b) an Investor's Rights Agreement (the "Investor Rights Agreement"), substantially in the form of Exhibit C attached hereto pursuant to which the Buyer (i) will have the right to designate one member to the Company's Board of Directors, (ii) is granted certain preemptive rights, and (iii) is granted certain approval rights with respect to corporate action to be taken by the Company. This Agreement, the Note, the Option, the Registration Rights Agreement and the Investor Rights Agreement are sometimes hereinafter collectively referred to as the "Transaction Documents."

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Buyer hereby agree as follows:

         1. ISSUANCE SALE AND DELIVERY OF SECURITIES.

                  a. ISSUANCE OF NOTE. Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties contained herein, the Company agrees to issue and sell to Buyer, and Buyer hereby agrees to purchase from the Company the Note. Concurrently with the execution of this Agreement, the Buyer shall deposit into escrow by wire transfer $1,500,000. The escrow shall be with the law firm of Loeb & Loeb LLP, counsel to the Buyer. The Note shall be (a) for a term of 48 months, with no interest and no amortization payable during the term, (b) convertible in whole or in part into Note Shares at a conversion price of $0.285 per Option Share,
(c) subject to the right of the Company to redeem the Note for $1,750,000 at any time prior to the third anniversary of the Closing, and (d) substantially in the form attached hereto as Exhibit D. The purchase and issuance of the Note shall be effected at a Closing (the "Closing"). In the event that the Closing does not occur by December 31, 2001, for any reason, the Buyer may instruct Loeb & Loeb LLP to pay over the escrow funds to the Buyer. In such event, the Note and the Option shall be returned to the Company and this Agreement shall be deemed terminated. At the Closing, the Company shall deliver the Note and the Option to the Buyer and the Buyer shall pay $1,500,000 to the Company by instructing Loeb & Loeb LLP to remit such amount in good funds to the Company for credit to the Company's account on the date of the Closing.

         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

         The Buyer understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:

                  a. INVESTMENT PURPOSES; COMPLIANCE WITH SECURITIES ACT. The Buyer is purchasing the Note and the Option and, upon conversion of the Note or the exercise of the Option, the Shares for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the Securities Act.

                  b. ACCREDITED INVESTOR STATUS. The Buyer is an "accredited investor" as that term is defined in Rule 501 (a) of Regulation D. The Buyer is a sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Buyer is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk for an indefinite period.

                  c. OFFSHORE TRANSACTION. No offer of the Note, the Option or the Shares was made to the Buyer in the United States. At the time the offer of the Note, the Option or the Shares was made, the Buyer was located outside of the United States.

                  d. RELIANCE ON EXEMPTIONS. The Buyer understands the Note and the Option and, upon conversion of the Note or the exercise of the Option, the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Note the Option and the Shares.

                  e. INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note, the Option and the Shares that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable. The Buyer understands that its investment in the Note, the Option and the Shares involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

                  f. NO GOVERNMENT REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Note, the Option and the Shares or the fairness or suitability of the investment in the Note, the Option and the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Note, the Option and the Shares.

                  g. TRANSFER OR RESALE. The Buyer understands that: (i) except as provided in the Registration Rights Agreement, the Note, the Option, the Note Shares and the Option Shares (collectively the "Securities") have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Buyer shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of such Securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities under circumstances in which the Company (or the person though whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder, and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

                  h. NO SHORT SALES OF THE OPTION SHARES AND THE NOTE SHARES. So long as the Buyer beneficially owns all or any portion of the Option Shares or Note Shares, the Buyer and its "affiliates" shall not engage in any short sales or third party short sales of such Shares, in violation of Regulation M as promulgated under the Securities Exchange Act of 1934, as amended, or hold a similar "put equivalent" with respect to such Shares. For purposes of this Agreement, "affiliate" shall mean, with respect to the Buyer, any other person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Buyer. "Control" (including the terms "controlling," "controlled by" and "under common control with", with respect to the relationship between or among two or more persons or entities, shall mean the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of any entity, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such entity.

                  i. LEGEND. The Buyer understands that until such time as the Option Shares and/or the Note Shares, (if any), have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be resold by the Buyer pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said Rule) promulgated under the Securities Act ("Rule 144"), the stock certificates representing the Securities will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE ISSUER) PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

         The Legend shall be removed and the Company will issue certificates without the Legend to the holder of the applicable Option Shares and/or Note Shares upon which the Legend is stamped, in accordance with Section 5(b).

                  j. AUTHORIZATION; ENFORCEMENT. This Agreement, the Investor Rights Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by the Buyer and are each and collectively valid and binding agreements of the Buyer enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

                  k. BROKERS. The Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company understands, agrees with, and represents and warrants to the Buyer that:

                  a. ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries are duly organized and existing in good standing under the laws of the respective jurisdictions in which they are incorporated and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" as used herein means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole. The Common Stock is eligible to trade and is listed for trading on the Over the Counter Bulletin Board ("OTCBB"). The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing, and the Company does not reasonably anticipate that the Common Stock will be delisted from the OTCBB for the foreseeable future. The Company shall use its best efforts to continue to have its stock eligible to trade on the OTCBB or a comparable national securities market or exchange. The Company has complied with all requirements of the SEC, the National Association of Securities Dealers applicable blue sky laws and the OTCBB with respect to the issuance of the Securities.


                  b. AUTHORIZATION; ENFORCEMENT. Subject to the Company amending its Certificate of Incorporation in accordance with Section 4(d) hereof, (i) the Company has the requisite corporate power and authority to enter into and perform this Agreement, the Investor Rights Agreement, and the Registration Rights Agreement, to issue and sell the Note, the Option, the Option Shares and the Note Shares in accordance with the terms hereof, and to perform its obligations under the Notes in accordance with the requirements of the same,
(ii) the execution, delivery and performance of this Agreement the Investor Rights Agreement, the Option, the Note and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement, the Investor Rights Agreement, the Option, the Registration Rights Agreement and the Note, have been duly and validly authorized, executed and delivered by the Company, and (iv) this Agreement, the Note, the Investor Rights Agreement, the Option and the Registration Rights Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                  c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 25,000,000 shares of Common Stock of which 20,933,021 shares were issued and outstanding; and 2,500,000 shares of preferred stock, par value $0.01, of which 122,500 shares of Series A preferred stock and 50,000 shares of Series B preferred stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as disclosed in
Schedule 3(c) attached, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except as disclosed in Schedule 3(c) attached and as provided herein and in the Registration Rights Agreement).

                  d. ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF THE SECURITIES. The Company acknowledges and agrees that the Buyer is not acting as financial advisor to or fiduciary of the Company (or in any similar capacity with respect to this Agreement or the transactions contemplated hereby), that this Agreement and the transactions contemplated hereby, and the relationship between the Buyer and the Company, are and will be considered "arms-length" notwithstanding any other or prior agreements or nexus between the Buyer and the Company, whether or not disclosed, and that any statement made by the Buyer, or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Buyer's purchase of the Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Buyer that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

                  e. INVESTMENT COMPANY ACT. Neither the Company nor any of its subsidiaries is subject to regulation under The Investment Company Act of 1940, as amended.

                  f. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any Securities or solicited any offers to buy any Securities under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act and specifically in accordance with the provisions of Regulation D or Regulation S, as the case may be. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act and all state securities laws, assuming the accuracy of the representations and warranties contained herein of the Buyer.

                  g. NO CONFLICTS. Subject to the Company amending its Certificate of Incorporation in accordance with Section 4(d) hereof, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

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                  h. CONSENTS. Except as set forth in Schedule 3(h) and the
filing of a Form D with the United States Securities and Exchange Commission, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Investor Rights Agreement, the Note, the Option, and the Registration Rights Agreement in accordance with the terms hereof and thereof.

                  i. FINANCIAL STATEMENTS. The Company has delivered to the Buyer as requested by the Buyer true and complete copies of the Company's audited financial statements. As of their respective dates, the financial statements of the Company complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Buyer contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company or set forth in the Schedule 3(i) to this Agreement, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company.

                  j. ABSENCE OF CERTAIN CHANGES. Except as disclosed in Schedule 3(j), since the date of the financial statements, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings.

                  k. ABSENCE OF LITIGATION. Except as set forth in Schedule 3(k) and in the Company's filings with the United States Securities and Exchange Commission, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.



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

                  l. BROKERS; NO GENERAL SOLICITATION. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby and other than fees to be paid by the Company to the persons identified in Schedule 3(l) attached hereto. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the securities being offered hereby.

                  m. NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

                           (a) The Company shall in no event disclose non-public
information to the Buyer, advisors to or representatives of the Buyer unless prior to such disclosure of information the Company marks such information as "non-public information - confidential" and provides the Buyer, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Buyer, its advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Buyer.

                           (b) Nothing herein shall require the Company to
disclose non-public information to the Buyer, its advisors or representatives, and the Company represents that it does not disseminate non-public information to investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Buyer and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the registration statement to be filed pursuant to the Registration Rights Agreement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Buyer (without the written consent of the Buyer prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that, based upon such due diligence by such persons or entities, that the registration statement contains an untrue statement of a material fact or omits a material fact required to be stated in such registration statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                  n. SECURITIES FILINGS. The Company's securities filings as at the respective dates of such filings did not make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made not misleading.

         4. COVENANTS.

                  a. BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  b. SECURITIES LAWS. The Company agrees to timely file all reports and other documents required to be filed with the SEC, specifically, a Form D (or equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Buyer promptly after such filing.

                  c. COMPANY'S BOARD OF DIRECTORS. On or before the Closing, the Company shall amend its charter documents if necessary so that the size of its Board of Directors will be changed from two to three.

                  d. AUTHORIZE ADDITIONAL SHARES. As soon as reasonably practicable after the date hereof, the Company shall amend its Certificate of Incorporation to increase the total number of authorized shares of Common Stock to at least 50,000,000.

                  e. REPORTING STATUS. As of the date of this Agreement, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). So long as the Buyer beneficially owns any of the Shares, the Company shall file all reports required to be filed by the Company with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations hereunder would permit such termination.

                  f. USE OF PROCEEDS. The Company shall use the proceeds from the issuance of the Note for working capital in accordance with Schedule 4(f).

                  g. COORDINATION OF INVESTMENT BANKING SERVICES. Contemporaneously with the Closing, (i) the employees ("Employees of SBI E2 Capital") of SBI E2 (USA) Capital ("SBI") listed in Schedule 4(g) shall become employees of the Company or one of its affiliates, except that the employment of Shelly Singhal shall be subject to the execution of an employment agreement acceptable to Mr. Singhal which will provide, inter alia, that until June 30, 2002, Mr. Singhal shall be permitted to continue to work for SBI as specified in such agreement, (ii) the Company will assume all of the operational obligations of SBI listed on Schedule 4(g), (iii) the Company shall grant SBI the right of first refusal, which right shall expire on June 30, 2002, to review deals undertaken by the Company's corporate finance group and determine whether or not to make such SBI deals ("SBI Deals"). Such right of first refusal shall only apply to Initial Public Offerings and registered secondary offerings, (iv) a management fee of ten percent (10%) will be paid to SBI for each SBI Deal. This fee shall be paid whether or not the deal is sourced by SBI, (v) for each deal sourced by SBI or any of its affiliates, SBI shall receive additional compensation at a rate of ten percent (10%) of the management fees paid. It is assumed that for all deals sourced by SBI or its affiliates the SBI name will appear on the cover of any such prospectus, and (vi) for all deals distributed by SBI or its affiliates SBI shall receive sales commissions in addition to investment banking fees, if any. Additionally, prior to the Closing, the parties shall negotiate in good faith for an agreement pertaining to the future allocation and coordination of investment banking services and fees between the Company and its affiliates and the Buyer and its affiliates.

                  h. LISTING. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers and the OTCBB (or if applicable NASDAQ or such national securities exchange on which the Common Stock may be listed, as applicable).

                  i. EXPENSES. Except as set forth in Section 8(n) below, each party shall pay their own respective expenses in connection with the transactions contemplated by the Agreement.

         5. LEGEND AND TRANSFER INSTRUCTIONS.

                  a. TRANSFER AGENT INSTRUCTIONS. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Shares in such amounts as specified by the Buyer to the Company, prior to the conversion of the Note or the exercise of the Option. All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement only to the extent required by applicable law and as specified in the Transaction Documents. The Company warrants that no instruction other than such instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Shares. If the Buyer (x) provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration by the Buyer of the Shares is not required under the Securities Act, or (y) transfers Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or in compliance with Rule 144, then in either instance the Company shall permit the said transfer, and if applicable promptly (and in all events within two (2) trading days) instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

                  b. REMOVAL OF LEGENDS. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Share upon which it is stamped, and a certificate for a Share shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the sale of such Share is registered under the Securities Act, or (y) such holder provides the Company with an opinion by counsel reasonably satisfactory to the Company, that is in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Share may be made without registration under the Securities Act or (z) such holder provides the Company with assurances reasonably satisfactory to the Company and its counsel, that such Share can be sold pursuant to Rule 144. The Buyer agrees that its sale of all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Share or any Share is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Share is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Share, the Company shall be entitled to require that the Legend be placed upon any such Share which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Share may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause (y) next above.

                  c. INJUNCTIVE RELIEF FOR BREACH. The Company acknowledges that the remedy at law for a breach of its obligations under Sections 5(a) and 5(b) above will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Buyer shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other Share being required.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligations of the Company hereunder are subject to the satisfaction, on or before the Closing, unless otherwise specified, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  a. The parties shall have executed this Agreement, the Investor Rights Agreement and the Registration Rights Agreement.

                  b. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date). The Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to each Closing.

                  c. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The obligations of the Buyer are subject to the satisfaction, on or before the Closing, unless otherwise specified, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

                  a. The Company shall have executed this Agreement, the Investor Rights Agreement and the Registration Rights Agreement and shall have issued and delivered the Note and the Option.

                  b. The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of each Closing as though made at that time (except for representations and warranties that speak as of a specific date). The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing. The Buyer may require a certificate, executed by the Chief Executive Officer of the Company, dated as of each Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

                  c. The Common Stock shall not have been suspended by the SEC or other relevant regulatory agency.

                  d. The Company shall not have received, as of the Closing Date, from the National Association of Securities Dealers, any written or oral communication as to its actual or potential ineligibility for continued listing of the Common Stock on the OTCBB.

                  e. Company's counsel shall have delivered to the Buyer the legal opinion attached hereto as Exhibit E.

                  f. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

                  g. All consents, approval, authorizations and orders required to be obtained and all registrations, filings and notices required to be made with or given to any regulatory authority or person as provided herein shall have been made.

                  h. On the Closing, the Employees of SBI E2 (USA) Capital specified on Schedule 4(g) shall become employees of the Company or one of its affiliates.

                  i. Contemporaneously with the Closing, the Company shall have maintained or increased, as applicable, the size of the Board of Directors at or to three members and have appointed one designee of the Buyer (reasonably acceptable to the Company) to the Board of Directors.

                  j. The Credit Agreement between the Company and UBS Americas Inc. substantially in the form heretofore delivered to the Buyer shall have closed.

         8. GOVERNING LAW; MISCELLANEOUS.

                  a. GOVERNING LAW AND VENUE. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Schedules hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered.

                  c. HEADINGS; GENDER, ETC. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

                  d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                  f. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by U.S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:         vFinance.com, Inc.
                           3010 North Military Trail, Suite 300
                           Boca Raton, FL 33431
                           Telephone: (561) 981-100
                           Facsimile: (561)
                           Attention: Leonard J. Sokolow, CEO and President

If to the Buyer, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address.


                  g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Buyer shall be an accredited investor (as defined in Regulation
D), in the written opinion of counsel who is reasonably satisfactory to Company and in form, substance and scope reasonably satisfactory to the Company. Notwithstanding anything herein to the contrary, Buyer may pledge the Securities as collateral for a bona fide loan pursuant to a Share agreement with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable law.

                  h. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. SURVIVAL. Unless this Agreement is terminated under Section 8(1), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the final Closing of the purchase and sale of Securities purchased and sold hereby.

                  j. PUBLICITY. The Company and the Buyer shall have the right to review before issuance by the other, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without prior consultation with or approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.

                  k. FURTHER ASSURANCE. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  l. TERMINATION. Neither party may unilaterally terminate this Agreement after the Closing for any reason other than a material breach of this Agreement by the non-terminating party. Such termination shall not be the sole remedy for a breach of this Agreement by the non-terminating party, and each party shall retain all of its rights hereunder at law or in equity. Notwithstanding anything herein to the contrary, a party whose breach of a covenant or representation and warranty or failure to satisfy a condition prevented the Closing shall not be entitled to terminate this Agreement.

                  m. REMEDIES. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

                  n. BUYER'S LEGAL FEES. At the Closing, the Buyer shall be entitled to deduct from the amount advanced to the Company at the Closing the amount of legal fees and expenses incurred by the Buyer's legal counsel in connection with the preparation and negotiation of this Agreement and the other collateral documents and the transactions provided for herein up to $35,000.

            [This balance of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                       COMPANY:


                                       VFINANCE.COM, INC., d/b/a VFINANCE, INC.



                                       By: /s/ Leonard J. Sokolow
                                           -------------------------------------
                                           Name:  Leonard J. Sokolow
                                           Title: CEO and President


                                       BUYER:
                                       BEST FINANCE INVESTMENTS LIMITED



                                       By: /s/ Wong Sin Just
                                           -------------------------------------
                                           Name:  Wong Sin Just
                                           Title: Director



                                       BUYER'S ADDRESS:

                                       c/o Billy Cheung
                                       4/F Hendley Building
                                       5 Queen's Road
                                       Central Hong Kong

                                    EXHIBIT A

THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS OPTION AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS OPTION UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VFINANCE.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                OPTION AGREEMENT

         This Agreement dated as of ______, 2001 (the "Agreement") is made by and between vFinance.com, Inc. d/b/a vFinance, Inc. (the "Company") and Best Finance Investments Limited (the "Optionee") with reference to the following:

         A. Pursuant to that certain Note Purchase Agreement dated as of November 28, 2001 (the "Purchase Agreement"), concurrently herewith, Optionee has advanced to the Company the principal amount of $1,500,000 (the "Loan").

         B. As a condition to the Loan, the Company is granting to Optionee an option (the "Option") to purchase shares of the Common Stock of the Company on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, the parties hereto agree as follows:

                  1. GRANT OF OPTION. Subject to and upon the terms and conditions of this Agreement, the Company hereby grants to the Optionee the Option to purchase all or a portion of that number of shares (the "Option Shares") of Common Stock equal to the difference between (A) 1,500,000 divided by the following amount (the "Per Share Amount"): the average closing bid and ask price of the Common Stock for the twenty consecutive trading days prior to the date(s) that the applicable Notice Exercise is delivered to the Company but in no event shall the Per Share Amount be more than .336 or less than .23, and
(B) the number of Option Shares previously issued by the Company to Optionee hereunder. The Optionee may exercise the Option and thereby purchase the Shares during the period commencing on the date hereof and ending on June 30, 2002. The period that the Option may be exercised as so provided is referred to herein as the Option Period. The per share exercise price of the Option shall be the applicable Per Share Amount at the time of exercise. The consideration for the Option is the agreement by the Optionee to make the Loan. The Optionee shall have the right to offset against any amounts due the Company hereunder the amount owing to Optionee under the Loan.

                  2. EXERCISE OF THE OPTION. During the Option Period, from time to time, the Optionee may exercise the Option or portion thereof by delivering to the Company a duly exercised Notice of Exercise (the "Notice") substantially in the form of Exhibit A hereto. Such Notice shall constitute an irrevocable commitment to purchase the amount of Option Shares specified in the Notice. Concurrently with the execution of the Notice, the Optionee shall wire transfer the aggregate exercise price for the Option Shares being purchased to the Company, and the Company shall deliver to the Company the certificate(s) evidencing the Option Shares within three business days from receipt of such funds.

         3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby covenants, represents and warrants to the Optionee as follows:

                  a. This Agreement is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                  b. The Company has all corporate authority and power to enter into this Agreement and perform its obligations hereunder.

                  c. Subject to Company amending its Certificate of Incorporation to increase the number of authorized shares of Common Stock to at least 50,000,000, the Company shall at all times reserve a sufficient number of authorized but unissued shares of Common Stock to satisfy its obligations hereunder.

         4. MISCELLANEOUS.

                  a. GOVERNING LAW AND VENUE. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered.

                  c. HEADINGS; GENDER, ETC. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

                  d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein, including the Note Purchase Agreement, contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                  f. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by U.S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:         vFinance.com, Inc.
                           3010 North Military Trail, Suite 300
                           Boca Raton, FL 33431
                           Telephone: (561) 981-1000
                           Facsimile: (561) 981-3969
                           Attention: Leonard J. Sokolow, CEO and President

If to the Optionee, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address.


                  g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Optionee shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to Company and in form, substance and scope reasonably satisfactory to the Company.

                  h. FURTHER ASSURANCE. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  i. REGISTRATION RIGHTS. The Option Shares are entitled to the benefit of that certain Registration Rights Agreement dated as of the date hereof between the Company and Optionee.

                  j. INVESTMENT REPRESENTATIONS. Optionee hereby confirms the representations and warranties set forth in the Purchase Agreement and agrees and acknowledges that the Option Shares shall be subject to such provisions.



         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       COMPANY:

                                       vFINANCE.COM, INC., d/b/a vFINANCE, INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       OPTIONEE:


                                       BEST FINANCE INVESTMENTS LIMITED



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       OPTIONEE ADDRESS:

                                       c/o Billy Cheung
                                       4/F Hendley Building
                                       5 Queen's Road
                                       Central Hong Kong

                                    EXHIBIT A

                               NOTICE OF EXERCISE

         The undersigned hereby elects to purchase ________ shares of the Common Stock of vFinance.com, Inc. (the "Company") pursuant to the terms of that certain Option Agreement dated as of ___________, 2001 between the undersigned and the Company.

                                           -------------------------------------



                                       By:
                                           -------------------------------------


                                       DATE:               ,
                                             -------------  -------------------

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of the _____ day of ___________, 2001 by and among vFinance.com, Inc. d/b/a vFinance, Inc., a Delaware corporation, (hereinafter the "Company") and Best Finance Investments Limited (hereinafter referred to as "Investor").

                                    RECITALS

         A. Reference is made to that certain Note Purchase Agreement dated as of November 28, 2001 (the "Purchase Agreement") by and between the Company and the Investor.

         B. To induce Investor to consent to the execution of the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, the Company and the Investor hereby agree as follows:

         1. CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "COMPANY'S COMMON STOCK" or "COMMON STOCK" shall mean the Common Stock of the Company.

                  A "CONTROLLING PERSON" of a particular entity shall mean a person that controls such entity within the meaning of Section 15 of the Securities Act.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "HOLDER" shall mean Investor and any other person holding Registrable Securities to whom the rights under the Agreement have been transferred in accordance with ARTICLE 9.

                  "REGISTRABLE NOTE SECURITIES" shall mean (i) the Note Shares and (ii) any Common Stock of the Company issued or issuable in respect of the Note Shares upon any stock split, stock dividend, recapitalization, or similar event; PROVIDED, HOWEVER, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker, dealer or underwriter in a public distribution or a public securities transaction, or (B) sold, or are otherwise available for sale in the opinion of counsel to the Company, in a transaction (including, without limitation a Rule 144 transaction) exempt from registration and prospectus delivery requirements, and any restrictive legends with respect thereto are removed upon the consummation of such sale, or (C) sold by a Holder without compliance with ARTICLE 9 hereof.

                  "REGISTRABLE OPTION SECURITIES" shall mean (i) the Option Shares and (ii) any Common Stock of the Company issued or issuable in respect of the Option Shares upon any stock split, stock dividend, recapitalization, or similar event; PROVIDED, HOWEVER, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker, dealer or underwriter in a public distribution or a public securities transaction, or (B) sold, or are otherwise available for sale in the opinion of counsel to the Company, in a transaction (including, without limitation a Rule 144 transaction) exempt from registration and prospectus delivery requirements, and any restrictive legends with respect thereto are removed upon the consummation of such sale, or (C) sold by a Holder without compliance with ARTICLE 9 hereof.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with ARTICLES 3 and 4 including, without limitation all registration, qualification and filing fees, printing expenses, escrow fees, messenger and delivery expenses, fees and disbursements of counsel, accountants, investment bankers and other person retained by the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                  "REGISTRATION STATEMENT" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits to and other material incorporated by reference in such registration statement and Prospectus.

                  "RESTRICTED SECURITIES" shall mean the Note Shares and the Option Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.

         Any other capitalized terms used herein that are not otherwise defined above shall have the meaning set forth in the Purchase Agreement.

         2. SECURITIES SUBJECT TO THIS AGREEMENT

                  a. REGISTRABLE SECURITIES. The securities entitled to the benefits of this Agreement are the Registrable Note Securities and the Registrable Option Securities (collectively, the "Registrable Securities").

                  b. HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

         3. REGISTRATION

                  a. TIMING OF FILING. The Company shall prepare and file with the Commission as soon as practicable after the Closing a Registration Statement relating to the offer and sale of the Note Shares and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as reasonably practicable within ninety (90) days after the Closing (the "Deadline"). The Company shall promptly (and, in any event, no more than 24 hours after it receives comments from the Commission), notify the Holders when and if it receives any comments from the Commission on the Registration Statement and promptly forward a copy of such comments, if they are in writing, to the Holders. At such time after the filing of the Registration Statement pursuant to this Section 3.(a), as the Commission indicates, either orally or in writing, that it has no further comments with respect to such Registration Statement or that it is willing to entertain appropriate requests for acceleration of effectiveness of such Registration Statement, the Company shall promptly, and in no event later than two (2) business days after receipt of such indication from the Commission, request that the effectiveness of such Registration Statement be accelerated within forty-eight (48) hours of the Commission's receipt of such request. The Company shall notify the Holders by written notice that such Registration Statement has been declared effective by the Commission within 24 hours of such declaration by the Commission.

                  b. ELIGIBILITY FOR USE OF FORM S-3. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

                  c. OBLIGATION TO SUPPLEMENT AND AMEND. The Company agrees to supplement or make amendments to such Registration Statement or file a new Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company, by the Securities Act or by rules and regulations thereunder.

                  d. LIMITATIONS ON REGISTRATION. Notwithstanding anything contained herein to the contrary, the Company may postpone its obligations under Sections 3(a) and 3(c) hereof, for a reasonable period of time not to exceed ninety (90) days (but in any event not to extend beyond the date of public disclosure of the information, or the date of abandonment or termination of the transactions or negotiations, hereinafter referred to), if: (i) the Company's Board of Directors determines, in good faith and in its reasonable business judgment, that (a) complying with the Company's obligations under Sections 3(a) and 3(c) hereof would require the public disclosure of material non-public information concerning any pending or ongoing material transaction or negotiations involving the Company which, in the opinion of the Company's outside legal counsel, is not yet required to be publicly disclosed, and (b) such disclosure would materially interfere with such transaction or negotiations or have a material adverse effect on the Company, and (ii) the Company diligently and in good faith continues to pursue such transaction or negotiations throughout the period of such postponement.

         4. PIGGYBACK REGISTRATIONS

                  a. NOTICE AND REQUEST TO PIGGYBACK. Whenever the Company commences an underwritten public offering covering the offer and sale of its Common Stock for the account of the Company or the account of a security holder to the public other than (i) a registration statement on Form S-8 or otherwise relating solely to employee benefit plans or (ii) a registration statement on any other form which does not permit secondary sales, or (iii) on a registration statement on Form S-4 or similar form, the Company will give written notice to all holders of Registrable Securities of its intention to effect such a registration not later than Fifteen (15) days prior to the anticipated filing date and offer to such holders of Registrable Securities the opportunity to register the number of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to the provisions of Sections 4(b) and 4(c), the Company will include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the receipt by the applicable holder of the Company's notice.

         All Persons whose securities are included in the Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Company.

                  b. PRIORITY ON PRIMARY REGISTRATION. If the managing underwriters advise the Company in writing that in their opinion the total number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering, the Company will include in such registration:

                  (a) first, all shares of Common Stock the Company proposes to sell;

                  (b) second, all shares of Common Stock of holders who have superior registration rights in such underwriting; and third, the Registrable Securities and such other shares of Common Stock requested to be included in such registration in excess of the number of shares of Common Stock the Company or such holders of superior registration rights propose to sell which, in the opinion of such underwriters, can be sold.

                  c. SELECTION OF UNDERWRITERS. The Company, in its sole discretion, will have the right to select the investment banker or investment bankers and manager or managers to administer the offering.

                  d. UNDERWRITING AGREEMENT. If Holders elect to participate in an underwritten public offering pursuant to Section 4(a), all Holders proposing to distribute their Registrable Securities through the applicable Piggyback Registration shall enter into, and perform such obligations set forth in an underwriting agreement in customary form, including, without limitation, indemnification and contribution obligations, with the managing underwriter(s) selected by the Company for such underwritten public offering.

         5. EXPENSES OF REGISTRATION

         All Selling Expenses relating to securities registered on behalf of the Holders in connection with registrations pursuant to Section 4(a) shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered, and all Registration Expenses in connection with registrations pursuant to the Agreement shall be borne by the Company, provided that the fees and expenses of counsel, accountants, advisers and other persons retained by the Holders to represent them in connection with any registrations pursuant to
Section 4.1, and the expenses of special audits, if any, required exclusively by the inclusion of the Registrable Securities in any registration pursuant to
Section 4(a), shall be borne by the Holders in proportion to the aggregate selling price of the Registrable Securities of each Holder to be so registered.

         6. REGISTRATION PROCEDURES

         In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Additionally, the Company will furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities.

         7. INDEMNIFICATION

                  a. INDEMNIFICATION. To the extent permitted by law, each party will indemnify the other party and each of its respective officers, directors, Investors, employees, representatives and partners, and each Controlling Person, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Controlling Person of any underwriter, against all reasonable expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in any investigation or inquiry or in any settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by of the Securities Act, the Exchange Act, or any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable in connection with any such registration, qualification or compliance, and each party will reimburse the other party and each of its respective officers, directors, Investors, employees, representatives and partners, and each such Controlling Person, each such underwriter and each such Controlling Person of any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not (i) apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the other party (which consent shall not be unreasonably withheld); (ii) apply to any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the other party expressly for use in connection with such registration, underwriter, or controlling person; or (iii) inure to the benefit of any underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Registrable Securities which are the subject thereof (or to the benefit of any person controlling such underwriter) with respect to a preliminary prospectus or final prospectus if such underwriter (if required by the Act) failed to send or give a copy of the most recent prospectus, if the most recent prospectus furnished by the Company shall correct the untrue statement or alleged untrue statement or omission or alleged omission which is the basis of the loss, claim, damage, liability, or action for which indemnification is sought, to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person.

         Notwithstanding the foregoing, in the case of a registration under
Section 4(a) the liability of any selling Holder of Registrable Securities under this Section 7(a) shall be limited to an amount equal to the net proceeds received by such Holder for securities sold by it in such offering, unless such liability arises out of or is based on willful conduct of the Holder or its officers, directors, agents or employees. Furthermore, the Company shall only be obligated under this Section 7(a) to pay the legal expenses of one law firm which has been chosen to represent all of the Holders.

                  b. DEFENSE OF CLAIMS. Each party entitled to indemnification under Sections 7(a) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, however, (i) if the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnifying Party and of the Indemnified Party in connection with the defense of such action, suit, investigation, inquiry or other proceeding or that there may be legal defenses available to such Indemnified Party different from or in addition to those available to the Indemnifying Party, then, at the sole cost and expense of such Indemnified Party, counsel for the Indemnified Party shall be entitled to conduct a defense to the extent reasonably determined by such counsel to be necessary to protect the interest of the Indemnified Party, and (ii) in any event, the Indemnified Party shall be entitled to have counsel chosen by such Indemnified Party participate in, but not to conduct, the defense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as a unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         8. INFORMATION FROM HOLDERS

         The Holder or Holders of Registrable Securities included in any registration shall, as a condition precedent to the Company's obligation to register the securities of such Holder or Holders, furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. At the request of the Company, each Holder who is including any Registrable Securities in the registration shall deposit in escrow with an escrow agent chosen by the Company those Registrable Securities which such Holder proposes to sell, accompanied by an irrevocable power of attorney authorizing the escrow agent to, without limitation, sell such Registrable Securities to the underwriter upon the effectiveness of the registration statement.

         9. TRANSFER OF REGISTRATION RIGHTS

         The rights to cause the Company to register securities granted to Holders under Section 4(a) may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder, provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) written notice thereof is promptly given to the Company. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner or affiliate of a Holder, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

         10. COMPLIANCE WITH RULE 144

         The Company covenants that it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Holder of Registrable Securities, deliver to such Holder a written statement as to whether it has complied with such requirements.

         11. MISCELLANEOUS

                  a. REMEDIES. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein and in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. However, no Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration proposed to be undertaken by the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                  b. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

                  c. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

                  d. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least 66-2/3% of the Registrable Securities.

                  e. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:


                  (a) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 11(e), which address initially is, with respect to the Investor, as follows:

                           Best Finance Investments Limited
                           c/o Billy Cheung
                           4/F Hendley Building
                           5 Queen's Road
                           Central Hong Kong
and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(e).

                  (b) if to the Company:

                           3010 North Military Trail, Suite 300
                           Boca Raton, FL 33431
                           Attention: Leonard J. Sokolow, CEO and President Facsimile No.: (561) 981-3969

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(e).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  f. SUCCESSORS AND ASSIGNS. Subject to the provisions of
ARTICLE 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

                  g. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                  h. HEADINGS. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  i. GOVERNING LAW AND VENUE. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Schedules hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  j. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  k. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understanding between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       "COMPANY"


                                       VFINANCE.COM, INC. D/B/A VFINANCE, INC.
                                        a Delaware Corporation


                                       -----------------------------------------


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       "INVESTOR"


                                       BEST FINANCE INVESTMENTS LIMITED,
                                       a British Virgin Islands Corporation


                                       -----------------------------------------


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT C

                            INVESTOR RIGHTS AGREEMENT

                                     BETWEEN

                        vFINANCE.COM d/b/a vFINANCE, Inc.

                                       AND

                        BEST FINANCE INVESTMENTS LIMITED

                                       AND

                            THE PERSONS NAMED HEREIN

                             Dated ___________, 2001

         THIS INVESTOR RIGHTS AGREEMENT, dated as of this __ day of _____ 2001, is by and among vFinance.Com d/b/a vFinance, Inc., Inc., a Delaware corporation (the "Company"), Best Finance Investments Limited, a British Virgin Islands corporation ("Investor"), and Timothy Mahoney, Leonard J. Sokolow and Genesis Partners, Inc. (each referred to herein as the "Stockholder" and collectively as the "Stockholders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company and the Investor have entered into a Note Purchase Agreement, dated as of November 28, 2001 (the " Purchase Agreement) pursuant to which the Company has issued to Investor a convertible promissory note and option to purchase shares of the Company's Common Stock (the "Shares");

         WHEREAS, the Stockholders, the Investor and the Company desire to enter into this Agreement in order to set forth certain rights of Investor; and

         WHEREAS, capitalized terms, not otherwise defined herein, shall have the meanings ascribed thereto in Exhibit A hereto, which is incorporated herein by reference or the Purchase Agreement;

         NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. BOARD OF DIRECTORS

                  a. ELECTION OF DIRECTORS.

                  (a) The Board shall be composed of three members, unless the membership of the Board is increased by a majority vote of the members of the Board.

                  (b) Investor shall have the right to nominate one (1) Person to serve on the Board (the "Investor Director").

                  b. NOMINATION OF DIRECTORS AT STOCKHOLDER MEETING. At each annual stockholder meeting of the Company, the Board shall duly nominate for election to the Board the individual designated as the nominee by the Investor, provided such person is reasonably acceptable to the majority of the members of the Board excluding the Investor.

                  c. ELECTION OF DIRECTORS AND REMOVAL.

                  (a) The Stockholders shall vote all Shares owned or controlled by them in favor of the individual nominated in accordance with the terms hereto to serve as the Investor Director, and the Investor shall vote all Shares owned or controlled by the Investor and its Affiliates in favor of all of the other persons nominated by the Board to serve as directors of the Company.

                  (b) The Stockholders shall vote all Shares owned or controlled by them in favor of the removal of an Investor Director, if such removal is requested by the Investor.

                  d. FILLING DESIGNATED DIRECTOR VACANCIES. If an individual who was an Investor Director shall, for any reason, cease to be a director of the Company before the expiration of his/her term, then the Investor, within ten Business Days after the Investor Director ceases to be a director of the Company, shall nominate another individual to be the Investor Director and, provided that such individual is reasonably acceptable to the majority of the remaining directors of the Company, the Board shall promptly, and in any case within thirty (30) calendar days thereafter, fill the resulting vacancy by electing such replacement director to serve as an Investor Director; provided, however, that until such vacancy is filled, the Board shall take no action other than such action as is necessary to fill such vacancy.

                  e. COMMITTEES. The Company and the Stockholders shall cause the Board of Directors to nominate and appoint the Investor Director to each committee, if any, of the Board of Directors. Such Investor Director shall be entitled to receive notice of, observe and attend all meetings of each such committee.

                  f. MEETINGS. The Company shall convene meetings of the Board of Directors at least quarterly. The Company shall reimburse each director for his/her reasonable out-of-pocket expenses incurred in connection with the attendance of meetings of the Board of Directors and performance of his/her other duties as a director.

         2. COMPANY GOVERNANCE MATTERS

                  a. FINANCIAL STATEMENTS AND REPORTS.

                  (a) The Company will keep adequate and accurate books of account and will prepare the financial statements referred to herein in accordance with GAAP.

                  (b) The Company will furnish to the Investor a copy of each filing made with the Securities and Exchange Commission.

                  b. CONDUCT OF BUSINESS.

                  (a) MANAGEMENT BY BOARD OF DIRECTORS. The Stockholders and the Investor hereby confirm that it is their intention that the business and affairs of the Company and its subsidiaries shall be managed by the Board of Directors in the best interests of the Company and its stockholders.

                  (b) SIGNIFICANT TRANSACTIONS. Notwithstanding the fact that no vote may be required, or that a lesser percentage vote may be specified by law, the Certificate of Incorporation or the By-Laws, (but subject to any additional requirements of law or the Certificate of Incorporation or the By-Laws), the Company shall not take any of the following actions (individually, a "Significant Transaction") without the affirmative vote of the Investor Director and the majority of the other directors:

                           (i) any merger or consolidation involving the Company
or any subsidiary of the Company except for: (A) any transaction relating to the Company's then current business which presently involves asset management, investment banking, retail brokerage and products and services relating to the Company's website, www.vfinance.com, provided, however, that the exception set forth in this subparagraph A shall not apply if, upon the consummation of such merger or consolidation, the Company has at least $3,000,000 in cash or cash equivalents and marketable securities, or (B) any transaction involving the merger or consolidation of a subsidiary with or into the Company or with or into a wholly-owned subsidiary of the Company;

                           (ii) any sale, lease, exchange, transfer or other
disposition, directly or indirectly, in a single transaction or series of related transactions, of all or substantially all of its assets, to or with any Person other than to or with the Company or a wholly-owned subsidiary of the Company; (iii) any sale, lease, exchange, transfer or other disposition, directly or indirectly, of its assets (except sales of inventory in the ordinary course of business) to or with any Person other than to or with the Company or a wholly-owned subsidiary of the Company, if the aggregate assets so disposed of under this subclause

                           (iii) in such transaction and all other such
transactions from and after the date hereof have a fair market value (determined in good faith by the Board as of the respective dates of such transactions) which exceeds 25% of the consolidated assets of the Company and its subsidiaries (other than any inventory referred to above), as reflected on the most recent audited consolidated balance sheet of the Company and its subsidiaries existing at the time of such proposed Significant Transaction;

                           (iv) any amendment to or modification or repeal of
any provision of the Articles of Incorporation or the By-Laws except as may be required in order for the Company to be in compliance with the Transaction Documents; or

                           (v) the dissolution of the Company, the adoption of a
plan of liquidation of the Company, or any action by the Company to commence any suit, case, proceeding or other action (A) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or making a general assignment for the benefit of its creditors; provided, however, that the vote of the Investor Director shall not be required if such dissolution, liquidation, bankruptcy, insolvency, reorganization or other similar relief from creditors of the Company is reasonably expected to result in the Investor receiving cash or other property having a value of at least twice the cash paid by the Investor to the Company to acquire the Note pursuant to the Purchase Agreement or the Option Shares pursuant to the Option.


                  c. DIRECTORS' AND OFFICERS' INDEMNIFICATION. The Company shall
(a) provide for the indemnification of the members of the Board to the fullest extent permitted under the laws of the State of Delaware and (b) use commercially reasonable efforts to obtain and maintain in effect officers' and directors' liability insurance; provided that the Company shall not be required to obtain or maintain such insurance if it is unavailable.

                  d. COVENANT TO VOTE. Each Stockholder and the Investor shall take all actions necessary to call, or cause the Company and the appropriate officers and directors of the Company to call, a special or annual meeting of the stockholders of the Company and to vote all Shares owned or held of record by each of the Stockholders and the Investor and their respective Affiliates at any such annual or special meeting in favor of, or take all actions by written consent in lieu of any such meeting necessary to cause, the election as members of the Board of Directors of those individuals so designated in accordance with, and otherwise to effect the intent of, this Agreement. In addition, each Stockholder and the Investor and their respective Affiliates shall vote the Shares owned or held of record by such Stockholder and the Investor and their respective Affiliates upon any other matter arising under this Agreement submitted to a vote of the stockholders of the Company in a manner so as to implement the terms of this Agreement.

         3. TRANSFER AND PURCHASE RIGHT PROVISIONS

                  a. RESTRICTION ON TRANSFERS. No Stockholder shall directly or indirectly in any manner Transfer all or any portion of the Shares owned of record by him or it, or any right or interest therein, except until the transferee shall execute and deliver to the Company such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer and to confirm the agreement of the transferee to be bound by the provisions of this Agreement, provided, however, that the restriction of Transfer and the agreement of the transferee contained in this Section 3(a) shall not apply to (a) a Stockholder's Transfer of an unlimited amount of Shares pursuant to the applicable jurisdiction's laws of descent and distribution; (b) the public sale of up to five percent (5%) of the Shares owned by a Stockholder in one or a series of related transactions pursuant to Rule 144 promulgated under the Securities Act of 1933 (the "1933 Act") (or any similar rule then in effect) or an effective registration statement filed with the Securities and Exchange Commission, or (c) the Transfer of up to five percent (5%) of the Shares owned by a Stockholder in one or a series of related transactions exempt from registration under the 1933 Act. It is understood and agreed by the parties hereto that a Stockholder shall be permitted to Transfer more than 5% of the Shares that such Stockholder owns as long as no more than five percent (5%) of a Stockholder's then-owned Shares are Transferred in any one or a series of related transactions.

                  b. PREEMPTIVE RIGHTS.

                  (a) The Company shall not issue or sell any Shares (other than (i) in connection with a transaction approved by the Board, which approval includes the affirmative vote of the Investor Director, in which the Shares to be issued represent no more than ten percent (10%) of the Common Stock (when aggregated with all other issuances effected through this exemption) or (ii) in connection with any other transaction approved by the unanimous vote of all of the members of the Board then in office), unless prior to the issuance or sale of such Shares the Investor shall have been given the opportunity to purchase (on the same terms as such Shares are proposed to be sold) the same proportion of such Shares being issued or offered for sale by the Company as the number of shares of Common Stock beneficially owned (as such term is defined in

         Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the Investor bears to all of the Common Stock issued and outstanding on that day as calculated pursuant to such Rule (the "Basic Amount").

                  (b) Prior to the issuance or sale by the Company of any Shares, the Company shall give written notice thereof (the "Notice of Preemptive Rights") to the Investor which shall specify the total aggregate number of Shares to be issued, the price and other terms of their proposed issuance, the Basic Amount which the Investor is entitled to purchase, and the period during which the Investor may elect to purchase such Shares, which period shall extend for at least ten (10) calendar days following the delivery of such notice.

                  (c) If the Investor desires to purchase Shares shall, Investor notify the Company in writing (the "Notice of Acceptance") within the specified period of the proportion of the Basic Amount it wishes to purchase and, if it elects to purchase all of its Basic Amount.

                  (d) Any Shares which are not purchased in accordance with the provisions of this Section 3.2 may, within a period of sixty (60) days after the expiration of the time for making such election, be sold by the Company to the other Person or Persons at not less than the price and upon other terms and conditions not less favorable to the Company than those set forth in the Notice of Preemptive rights.

                  c. STOCK CERTIFICATES. Each certificate representing Shares shall be imprinted with the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD SUBJECT TO THE TERMS OF THAT CERTAIN INVESTOR RIGHTS AGREEMENT, DATED AS OF _________ ____________ [ ], 2001. A COPY OF THE INVESTOR RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL OFFICES OF THE ISSUER OF THE SHARES REPRESENTED BY THIS CERTIFICATE. NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED HEREBY MAY BE SOLD, ASSIGNED, TRANSFERRED, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OR ENCUMBERED, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH INVESTOR RIGHTS AGREEMENT. THE INVESTOR RIGHTS AGREEMENT SHOULD BE READ CAREFULLY PRIOR TO PURCHASING THE SHARES REPRESENTED HEREBY."

                  d. RECAPITALIZATION, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein, to any and all Shares in the Company or the securities of any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may issued in respect of, in exchange for, or in substitution of the Shares, by reason of any combination, recapitalization, reclassification, merger, consolidation or otherwise.

         4. REPRESENTATIONS AND WARRANTIES

                  a. EXECUTION BY STOCKHOLDERS. Each Stockholder, severally and not jointly, represents and warrants that (a) he or it owns the number of Shares indicated on Exhibit B attached hereto; (b) he or it has the power (corporate or other) and capacity to execute, deliver and perform this Agreement and all related agreements, documents or consents; (c) this Agreement and all related agreements, documents or consents have been duly authorized, executed and delivered by all necessary action (corporate or other) of such party; (d) this Agreement and all related agreements and consents constitute legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms, except that (i) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which a proceeding therefor maybe brought, and (ii) enforceability of this agreement or related agreements, documents and consents may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability related to creditors rights.

                  b. EXECUTION BY THE COMPANY. The Company hereby represents and warrants that (a) it has all the requisite corporate power and authority to execute, deliver and perform this Agreement and all related agreements, documents or consents; (b) this Agreement and all related agreements, documents or consents have been duly authorized, executed and delivered by all necessary corporate action on behalf of the Company; and (c) this Agreement and all related agreements, documents and consents constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms except that (i) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which a proceeding therefor may be brought, and
(ii) enforceability of this Agreement or related agreements, documents and consents may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability related to creditors rights.

                  c. EXECUTION BY THE INVESTOR. The Investor hereby represents and warrants that (a) it has all the requisite corporate power and authority to execute, deliver and perform this Agreement and all related agreements, documents or consents; (b) this Agreement and all related agreements, documents or consents have been duly authorized, executed and delivered by all necessary corporate action on behalf of the Investor; and (c) this Agreement and all related agreements, documents and consents constitute legal, valid and binding obligations of the Investor, enforceable against it in accordance with their terms except that (i) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which a proceeding therefor may be brought, and
(ii) enforceability of this Agreement or related agreements, documents and consents may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability related to creditors rights.

         5. TERM

         The obligations and rights of the parties pursuant to this Agreement shall terminate at such time as Investor and any Affiliate of Investor own beneficially (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) in the aggregate less than 5% of the issued and outstanding shares of the Company's Common Stock (as calculated pursuant to such Rule).

         6. MISCELLANEOUS

                  a. COMMUNICATIONS. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

         If to the Company:

                  vFinance.com.Inc.
                  3010 N. Military Trail, Suite 300
                  Boca Raton, FL 33431
                  ATTN: Leonard J. Sokolow, CEO and President
                  Telephone: (561) 981-1000
                  Facsimile: (561) 981-3969

         If to the Investor:

                  Best Finance Investments Limited
                  c/o Billy Cheung
                  4/F Hendley Building
                  5 Queen's Road
                  Central Hong Kong
                  Telephone: 852-2525-2033
                  Facsimile:

         If to any Stockholder:

         In accordance with the information provided therefor on Exhibit B.

         Or at such other address as the Company, Investor or any Stockholder may designate in writing in accordance with the foregoing notice provisions.


                  b. WAIVERS. No wavier of any provision, condition or covenant of this Agreement made after the date hereof shall be effective as against the waiving parties unless such waiver is in writing signed by the waiving parties. Waiver by a party as provided in this Section 5.2 shall not be construed as, or constitute, either a continuing waiver of such provision, condition or covenant or a waiver of any other provision, condition or covenant hereof. The failure of any party at any time to require performance by the other party of any provision, condition or covenant of this Agreement shall in no way affect its right thereafter to enforce the provision, condition or covenant.

                  c. AMENDMENTS. Except as amended in Article III hereof, this Agreement may be modified, supplemented or amended only with the agreement of the parties hereto.

                  d. ENTIRE AGREEMENT. This Agreement (together with the Exhibits expressly identified in this Agreement) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties, oral and written, with respect to such subject matter.

                  e. APPLICABLE LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving regard to the conflict of laws provisions thereof.

                  f. ASSIGNMENTS. Except with respect to a Transfer of Shares or any portion thereof in accordance with Article III, this Agreement may not be assigned by any party hereto without the prior written consent of the other parties.

                  g. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                  h. FURTHER ASSURANCES. Each party to this Agreement agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents and to do all such other acts and things, as may be required by law, or as may, in the opinion of independent legal counsel to any other party hereto, be necessary or advisable to carry out the purposes of this Agreement.

                  i. SEVERABILITY. If any provision, sentence, phrase or word of this Agreement or the application thereof to any Person or circumstance shall be held to be unenforceable or invalid, then such provision, sentence, phrase or word shall be ineffective only to the extent of such unenforceability or invalidity, and the remainder of this Agreement shall be unaffected thereby; provided, however, that notwithstanding the above, the Stockholders agree to act in a manner fully consistent with the excised provision, sentence, phrase or word so as to implement the intent thereof and to reach the same result as if it were still in the Agreement; provided, further, that to the extent such intent could otherwise be implemented under the laws of the State of New York directly or through a series of acts, assuming sufficient votes therefor under such law, then notwithstanding anything to the contrary in this Agreement, such intent shall be implemented and the desired result shall be accomplished to the fullest extent permitted by law.

                  j. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  k. EXHIBITS.

                  (a) The Exhibits and other agreements specifically referred to in, and delivered pursuant to, this Agreement are an integral part of it.

                  (b) The following are the Exhibits annexed hereto and incorporated by reference and deemed to be a part hereof:

                  Exhibit A                 Glossary
                  Exhibit B                 Stockholders Holdings

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the following signature page as of the day and year first written above.

                                       vFINANCE.COM, INC.


                                       By: /s/ Leonard J. Sokolow
                                           -------------------------------------
                                           Name:  Leonard J. Sokolow
                                           Title: CEO and President




                                       BEST FINANCE INVESTMENTS LIMITED


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------

                                       Title:
                                             -----------------------------------




                                       -----------------------------------------
                                       Timothy Mahoney


                                       -----------------------------------------
                                       Leonard J. Sokolow



                                       GENESIS PARTNERS, INC.


                                       By: /s/ Leonard J. Sokolow
                                           -------------------------------------
                                           Name:  Leonard J. Sokolow
                                           Title: CEO and President

                                    EXHIBIT A

                                   DEFINITIONS

1.1 DEFINITIONS. Capitalized terms and other terms contained and used in this Agreement which are not specifically defined herein shall have the meanings ascribed to them in the Purchase Agreement. The capitalized terms contained and used in this Agreement which are defined below shall have the respective meanings ascribed to them as follows:

         "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly Controlling, Controlled by or under common Control with such Person (including, if any of the foregoing is a natural Person, the parent, spouse, child, brother or sister of such natural Person), (ii) any Person owning or Controlling fifty percent (50%) or more of the outstanding voting interests of such Person, (iii) any officer, director or general partner of such Person, or (iv) any Person who is an officer, director, general partner, trustee or holder of fifty percent (50%) or more of the voting interests of any Person described in clauses (i) through (iii) of this sentence.

         "Basic Amount" has the meaning set forth in Section 3.2(a).

         "Board" means the Board of Directors of the Company.

         "Business Day" means any calendar day other than a Saturday, a Sunday, or a day on which the commercial banks in California and Florida, are required or authorized by law to be closed.

         "Common Stock" means the common stock of the Company, par value $0.01 per share.

         "Company" means vFinance.com, Inc. d/b/a vFinance, Inc.

         "Control" means (i) when used with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise, and (ii) when used with respect to any security, the possession, directly or indirectly, of the power to vote, or to direct the voting of, such security or the power to dispose of, or to direct the disposition of, such security.

         "Dollars" means United States Dollars.

         "Investor Director" has the meaning ascribed thereto in Section 1.1(b).

         "Notice of Acceptance" has the meaning set forth in Section 3.2(c).

         "Notice of Preemptive Rights" has the meaning set forth in Section 3.2(b).

         "Person" means any human being, organization, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, association, governmental entity or other legal entity.

         "Securities Purchase Agreement" means the Stock Purchase Agreement of even date herewith between the Company and Investor.

         "Share" means the shares of capital stock of the Company, any securities convertible into or exchangeable for such capital stock, any warrants or options to purchase such capital stock, and any other equity or voting interest of the Company.

         "Stockholder" means Genesis Partners, Inc., Timothy Mahoney, and Leonard J. Sokolow.

         "Transfer" means any sale, transfer, exchange, assignment, pledge, disposition, hypothecation, gift or any contract for the foregoing or any voting trust or other agreement or arrangement respecting voting rights or any beneficial interest in a Share.

         1.2 INTERPRETATION. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural, and vice versa, the masculine gender shall include the neuter or female gender, and "or" is used in the inclusive sense (and/or). The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references to an Article or Section shall be deemed references to such portions of the Agreement, unless the context shall otherwise require. Headings or titles contained herein are inserted only as a matter of convenience and in no way define, limit, extend or interpret the scope of this Agreement or any particular Article or Section hereof. All references herein to Exhibits shall be deemed to be references to the Exhibits attached to the Agreement. The terms "this Agreement," "hereof," "hereunder" and similar expressions refer to this Agreement as a whole and not to any particular Article or Section or other portion hereof and include any agreement supplemental hereto.

                                    EXHIBIT B

                        Stockholders Beneficial Holdings


Stockholder Name and                                          Number of Shares
Address                                                        of Common Stock
--------------------                                          ----------------

Genesis Partners, Inc.                                            3,343,135
and Leonard J. Sokolow
3010 Military Trial , #300
Boca Raton, FL 33431
Telephone:  (561) 981-1000
Facsimile:  (561) 981-3969

Timothy Mahoney                                                   3,343,135
3010 Military Trial , #300
Boca Raton, FL 33431
Telephone:  (561)981-1000
Facsimile:  (561) 981-3969

                                    EXHIBIT D

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VFINANCE.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                CONVERTIBLE NOTE

FOR VALUE RECEIVED, vFinance.com, Inc. d/b/a vFinance, Inc. ("Borrower"), hereby promises to pay to Best Finance Investments Limited, c/o Billy Cheung, 4/F Hendley Building, 5 Queen's Road, Central Hong Kong, , telecopier number _______ _______________ (the "Holder") or order, without demand, the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), without interest, on ____________ ____________________ (the "Maturity Date").

         The following terms shall apply to this Note:

                                    ARTICLE I

                                     PAYMENT

         On the Maturity Date, the entire principal amount shall be paid to the Holder without offset or deduction of any kind, including, without limitation, any amounts otherwise required to be withheld by the Borrower and payable to any taxing authority. Notwithstanding the foregoing, the principal amount of this Note shall be reduced from time to time by the amount credited by the Holder in lieu of payment pursuant to the exercise of Holder's rights under that certain Option issued by Borrower in favor of Holder.

                                   ARTICLE II

                                CONVERSION RIGHTS

         The Holder shall have the right to convert the principal amount under this Note into shares of the Borrower's Common Stock as set forth below.

         2.1. CONVERSION INTO THE BORROWER'S COMMON STOCK.

         (a) The Holder shall have the right from and after the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note by delivering to Borrower a Notice of Conversion substantially in the form of Exhibit A (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of common stock of Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower of a Notice of Conversion of the Holder's written request for conversion, Borrower shall issue and deliver to the Holder within three business days from the Conversion Date that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note to be converted, by the Conversion Price.

         (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be $0.285.

         (c) The Conversion Price described in Section 2.1(b) above and the number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a) shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                  A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                  B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                  C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                  D. Subject to the Borrower amending its Certificate of Incorporation to increase the number of authorized shares of Common Stock to at least 50,000,000, during the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

         2.2 METHOD OF CONVERSION. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been converted or paid.

                                   ARTICLE III

                                   REDEMPTION

         At any time prior to the third anniversary of the date hereof, so long as no Event of Default has occurred that has not been cured, the Borrower shall have the right to redeem the remaining principal balance of this Note in whole (but not in part) upon no less than 30 days notice given to the Holder at 116.66% of the then principal balance. During the period between the delivery of the notice and the effective date of the redemption, the Holder shall continue to have the right to convert all or a portion of this Note, in which case the redemption price shall be correspondingly reduced.

                                   ARTICLE IV

                                EVENTS OF DEFAULT

         4.1 EVENTS OF DEFAULT. The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make the principal balance then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

                  (a) FAILURE TO PAY PRINCIPAL. The Borrower fails to pay any installment of principal hereon when due and such failure continues for a period of ten (10) days after the due date.

                  (b) BREACH OF COVENANT. The Borrower breaches any material covenant or other term or condition of this Note, the Note Purchase Agreement entered into by the Holder and Borrower in connection with this Note (the "Note Purchase Agreement") or any other agreement executed by the Borrower pursuant to the Note Purchase Agreement (together with the Note Purchase Agreement, the "Transactional Documents") in any material respect and such breach, if subject to cure, continues for a period of ten (10) days after written notice to the Borrower from the Holder.

                  (c) BREACH OF REPRESENTATIONS AND WARRANTIES. Any material representation or warranty of the Borrower made herein in any Transactional Document shall be false or misleading in any material respect.

                  (d) RECEIVER OR TRUSTEE. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                  (e) JUDGMENTS. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

                  (f) BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 60 days of initiation.

                  (g) DELISTING. Delisting of the Common Stock from the Over the Counter Bulletin Board or other market (the "Principal Market") on which the Common Stock is listed for trading; Borrower's failure to comply with the conditions for listing; or notification that the Borrower is not in compliance with the conditions for such continued listing.

                  (h) CROSS DEFAULT. The Borrower shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued any indebtedness of the Borrower in an amount exceeding $100,000 and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

                  (i) STOP TRADE. An SEC stop trade order or Principal Market trading suspension for a period of more than 10 business days.

                  (j) FAILURE TO DELIVER COMMON STOCK OR REPLACEMENT NOTE. Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note, or if required, a replacement Note.

         4.2 ENFORCEMENT. The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, and proceed to enforce the payment of this Note held by it, and to enforce any other legal or equitable right of such Holder.

         4.3 WAIVER; RELEASE. Except as expressly provided for herein, the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and (B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the

Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         5.2 NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by fax transmission (with copy sent by certified or registered mail or by overnight courier). For the purposes hereof, the address and fax number of the Holder is as set forth on the first page hereof. The address and fax number of the Borrower shall be vFinance.com, Inc., 3010 North Military Trail, Suite 300 Boca Raton, FL 33431, telecopier number: (561) 981-3969. Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided. Notice of Conversion shall be deemed effecting five days after being placed in the mail, if mailed, or upon receipt of delivery personally or by courier or by facsimile, in each case properly addressed to the party to receive same.

         5.3 AMENDMENT PROVISION. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

         5.4 ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

         5.5 COST OF COLLECTION. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

         5.6 MAXIMUM PAYMENTS. Notwithstanding any other provisions of this Note or any other instrument or document executed in connection herewith, it is expressly agreed and understood that the Borrower does not intend or expect to pay, nor does the Holder intend or expect to charge, accept or collect any interest which, when added to any other charge upon the principal, shall be in excess of the highest lawful rate allowable under applicable law. Should acceleration, prepayment, redemption or any other charges upon the principal or any portion thereof result in the computation or earning of interest in excess of the highest lawful rate allowable under applicable law, any and all such excess is hereby waived and shall be credited to the outstanding principal balance or returned to the Borrower.

         5.7 PREPAYMENT. This Note may be prepaid prior to the Maturity Date upon at least 30 days notice subject to the right of the Holder to convert all or part of this Note prior to receipt of the prepayment amount.

         5.8 GOVERNING LAW AND VENUE. This Note shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Note, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this _____ day of ______________, ______.

                                       vFinance.com, Inc. d/b/a vFinance, Inc.



                                       By:
                                           -------------------------------------



WITNESS:



-------------------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)


         The undersigned hereby elects to convert $_________ of the principal due on the Note issued by vFinance.com d/b/a vFinance, Inc. into Shares of Common Stock of the Company according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:
                    ------------------------------------------------------------


Conversion Price:
                  --------------------------------------------------------------


Shares To Be Delivered:
                        --------------------------------------------------------


Signature:
           ---------------------------------------------------------------------


Print Name:
            --------------------------------------------------------------------


Address:
         -----------------------------------------------------------------------

                                    EXHIBIT E

                        COMPANY'S COUNSEL OPINION LETTER

Dated as of November ___, 2001


Best Finance Investments Limited
c/o Billy Cheung
4/F Hendley Building
5 Queen's Road
Central Hong Kong

         Re: Note Purchase Agreement between vFinance.com, Inc. and Best Finance Investment Limited

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to the Note Purchase Agreement dated as of November 28, 2001 (the "Purchase Agreement") between vFinance.com, Inc., a Delaware corporation (the "Company"), and Best Finance Investments Limited, a British Virgin Islands corporation (the "Investor"), which provides, among other things, for the issuance and sale by the Company of
(i) a promissory note (the "Note") in the aggregate principal amount of $1,500,000, which will be (a) for a term of 48 months, with no interest and no amortization payable during the term, (b) convertible in whole or in part into shares of the Company's common stock, par value $.01 per shares (the "Common Stock"), at a conversion rate of $.285 for each share of Common Stock, and (c) subject to the right of the Company to redeem the Note for $1,750,000 at any time prior to the third anniversary of the closing of the Purchase Agreement, and (ii) an option (the "Option") exercisable from time to time up to June 30, 2002 to purchase up to that number of shares of Common Stock equal to 1,500,000 divided by the average closing bid and asked price of the Common Stock for the 20 consecutive trading days prior to the date(s) of the applicable option exercise but in no event will the number be more than $.336 or less than $.23.

         We have acted as special counsel for the Company in connection with the Purchase Agreement, the Note, the Option, the Registration Rights Agreement and the Investor Rights Agreement (collectively, the "Transaction Documents"). In rendering this opinion letter, we have relied, with your approval, as to factual matters solely on our examination of the following documents ("Documents"), and have made no independent verification of the facts asserted to be true and correct in the Documents, including, without limitation, the factual representations and warranties contained in the Transaction Documents:

         (a) The Company's Certificate of Incorporation filed with the office of the Secretary of State of Delaware on February 12, 1992, Certificate of Renewal, filed with the office of the Secretary of State of Delaware on March 15, 1996, Certificate of Amendment to the Certificate of Incorporation, filed with the office of the Secretary of State of Delaware on April 28, 1999, Certificate of Amendment to the Certificate of Incorporation, filed with the office of the Secretary of State of Delaware on March 13, 2000, Certificate of Designation of Series A Convertible Preferred Stock, Certificate of Designation of Series B Convertible Preferred Stock, filed with the office of the Secretary of State of Delware on January 3, 2001 (collectively, the "Certificate of Incorporation");

         (b) The Company's Bylaws, effective January 24, 1994, ("Bylaws"), as provided to us by the Company;

         (c) The Officer's Certificate ("Officer's Certificate") delivered to us by Leonard J. Sokolow, the Chief Executive Officer and President of the Company, a copy of which is attached hereto as Exhibit "B";

         (d) The resolutions of the Company's board of directors with respect to the Transaction Documents, included as a schedule to the Officer's Certificate;

         (e) A certificate dated November 14, 2001, issued by the Delaware Secretary of State; and

         (f) Copies of or forms of each of the Transaction Documents and the certificates and exhibits delivered pursuant to the Transaction Documents on the date hereof or thereof.

         Except to the extent we specifically and expressly opine on any such matters in this opinion, in our examination of the Documents and in rendering the following opinions, in addition to the assumptions contained elsewhere in this opinion, we have, with your consent, assumed without investigation (and we express no opinion regarding) each of the following: (a) that all parties to the Transaction Documents (other than the Company) are duly organized and are validly existing in the jurisdictions in which they were organized, and that all parties to the Transaction Documents are duly qualified to transact business as foreign corporations and in good standing in the jurisdictions in which they transact business; (b) other than with respect to the Company, the due authorization, execution and delivery of the Transaction Documents by the parties thereto; (c) other than with respect to the Company, the full legal power and authority of the parties to the Transaction Documents to execute, deliver and perform their respective obligations thereunder; (d) that the Transaction Documents constitute the legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms against each of them; (e) that the parties to the Transaction Documents have acted in good faith, without notice of adverse claims, and other than with respect to the Company have complied with all laws applicable to each of them that affect the Transaction Documents except as qualified herein;

(f) that none of the Transaction Documents has been modified, supplemented or subject to any waiver; (g) that the Transaction Documents comply with all standards of good faith, fairness, public policy and conscionability required by law; (h) that with respect to the Transaction Documents, sufficient consideration has been received by each of the parties in respect of their respective obligations thereunder; (i) the constitutionality and validity of all relevant laws, regulations and agency actions unless a reported case has otherwise held; (j) that there are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement, qualify or alter the terms of the Transaction Documents; (k) the Investor has no reason to believe that the opinions set forth herein are incorrect or that there has been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence relating to the matters which are the subject of our opinions; (l) the fulfillment of and timely compliance by the parties thereto with all the terms and conditions of the Transaction Documents and the accuracy of all representations and warranties contained in the Transaction Documents and in the certificates delivered pursuant thereto on the date hereof or thereof; (m) that there was no misrepresentation, omission or deceit by any person in connection with the execution, delivery or performance of any of the documents referred to herein or any of the transactions contemplated by such documents; (n) that the Certificate of Incorporation and Bylaws as presented to us are true, complete and include all amendments thereto to date; (o) no offer of the Note, the Option, the Note Shares or the Option Shares was made to the Investor in the United States, and at the time the offer and sale of the Note, the Option, the Note Shares and the Option Shares were made, the Investor was located outside of the United States; (p) each instrument, when issued, and each Transaction Document when executed, delivered and filed, if necessary, with the appropriate regulatory authority, will conform to the form presented to and reviewed by us;
(q) the accuracy and completeness of all documents and records that we have reviewed and the genuineness of all signatures contained therein; (r) that all individuals executing documents individually or on behalf of any of the parties thereto are in fact the individuals they purport to be; (s) the legal capacity of all individuals who executed documents individually or on behalf of the parties thereto; and (t) the authenticity of documents submitted to us as originals and the conformity to authentic originals of documents submitted to us as copies or facsimiles or exhibits.

         As to factual matters, we have assumed the correctness of and relied upon the statements and other representations of the parties in the Documents, and upon certificates of public officials, and we have made no independent inquiries or investigations.

         We have not conducted any independent investigation in rendering the opinions set forth in this letter other than the examination of the Documents described herein, and our opinion is qualified in all respects by the scope of such document examination.

         Our opinions are limited solely to the laws of the State of Florida, the Delaware General Corporation Law ("Delaware Law") and United States federal law, excluding conflict of laws rules. We note that the Purchase Agreement, the Note, the Option and the Registration Rights Agreement are governed by the laws of the State of California and that the Investor Rights Agreement is governed by the laws of the State of Delaware. To the extent that the matters that are the subject of this opinion may be affected by the laws of a jurisdiction other than the laws of the State of Florida, Delaware Law and United States federal law, our opinions are necessarily made upon the assumption, which we have made with your permission, that the relevant law of such other jurisdiction is identical to that of the State of Florida, Delaware Law and United States federal law in all applicable respects. Notwithstanding the foregoing, the opinions contained herein shall not be construed as expressing any opinion regarding local statutes, ordinances, administrative decisions, or regarding the rules and regulations of counties, towns, municipalities or special political subdivisions (whether created or enabled through legislative action at the state or regional level), or regarding judicial decisions to the extent that they deal with any of the foregoing.

          Based solely upon our examination and consideration of the Documents, and in reliance thereon, and in reliance upon the factual representations contained in the Documents, and our consideration of such matters of law as we have considered necessary or appropriate for the expression of the opinions contained herein, and subject to the assumptions and the limitations, exceptions and qualifications expressed herein (including Exhibit "A" hereto), we are of the opinion that:

                  1. The Company is a corporation duly organized, validly existing and in good corporate standing under the laws of the State of Delaware.

                  2. The Company has the requisite corporate power and corporate authority to enter into and, subject to the Company amending its Certificate of Incorporation in accordance with Section 4(d) of the Purchase Agreement, perform its obligations under the Transaction Documents and to issue the Securities. The Transaction Documents have been duly executed and delivered by the Company and the consummation by the Company of the transactions contemplated thereby has been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or shareholders is required, except as such consent or authorization may be required from time to time to meet the Company's obligations with respect to the reservation and issuance of the Option Shares and the Note Shares. Each of such Transaction Documents will, upon receipt of the consideration recited therein, constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. (We call your attention to the limitations, exceptions and qualifications set forth on Exhibit "A".)

                  3. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Securities, do not and will not (i) subject to the Company amending its Certificate of Incorporation in accordance with Section 4(d) of the Purchase Agreement, result in a violation of the Company's Certificate of Incorporation or Bylaws; or (ii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have an effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under the Transaction Documents in any material respect.

                  4. Assuming the accuracy of the representations and warranties made by the Investor set forth in the Purchase Agreement and assuming no offer or sale (as such terms are defined in Sections 517.021(14) and 517.021(18) of the Florida Statutes) of the Securities has occurred or will occur in the State of Florida, the issuance of the Securities in accordance with the Purchase Agreement will be exempt from registration under the Securities Act of 1933, as amended, and will be in compliance with state securities laws of the State of Florida. The Note Shares and the Option Shares, when issued in accordance with the Transaction Documents (including payment of consideration therefor), will be validly issued and fully paid and non-assessable, and free of any preemptive or similar rights contained in the Certificate of Incorporation or Bylaws. We note that the issuance of the Note Shares and the Option Shares would be in excess of the shares of Common Stock authorized to be issued under the Certificate of Incorporation. Accordingly, further action by the Board of Directors and the stockholders of the Company would be required to amend the Certificate of Incorporation. (The foregoing opinion regarding the valid issuance and fully paid and non-assessable nature of the Company's capital stock is based solely upon the facts as set forth in the representations in the Officer's Certificate).

                  5. Under Florida's choice of law principles, the contractual selection of governing law in each of the Transaction Documents will be applied, provided there is a reasonable relationship between each of the Transaction Documents and the jurisdiction whose laws is selected and the selected law does not conflict with Florida law or confer an advantage on a non-resident party which a Florida resident does not have. A United States federal court sitting in diversity is bound to apply the conflict of laws doctrine of the state in which it sits.

                  6. Under Florida law, a court will recognize and enforce a final judgment rendered by a court of a foreign jurisdiction under principles of comity. Such a judgment will be enforced unless the court rendering the judgment lacked jurisdiction or failed to afford the judgment defendant with due process of law, or the judgment offends Florida's public policies. A United States federal court sitting in diversity should apply the law of the foreign state in determining this issue.

         This opinion is subject to the assumptions, limitations, exceptions and qualifications set forth herein and on Exhibit "A" hereto which is incorporated herein with the same effect as if set forth herein.

         This opinion is limited to the matters stated herein and no opinions may be implied or inferred beyond the matters expressly stated herein.

         The opinions herein are given and based upon the law of Florida, Delaware Law and United States federal law as of the date hereof and the facts presented to us. We expressly disclaim any obligation to update or supplement our opinions to reflect any facts or circumstances which may come to our attention or any changes in law which may occur, including changes that might affect the opinions set forth herein.

         This opinion is for the sole benefit of the Investor and solely in connection with the transaction contemplated by the Purchase Agreement and may not be relied upon by any other person or entity without the express written consent of the undersigned. Without our prior written consent, this opinion letter may not be quoted in whole or in part or otherwise referred to in any document or report and may not be furnished to any person or entity.

                                       Very truly yours,

                                       EDWARDS & ANGELL, LLP

                          Exhibit "A" to Legal Opinion

              ADDITIONAL LIMITATIONS, EXCEPTIONS AND QUALIFICATIONS

         No opinion is expressed herein as to the enforceability of any agreement or instrument to the extent that enforceability of any rights, obligations and agreements is in any way affected or limited by: (a) applicable liquidation, conservatorship, bankruptcy, insolvency, moratorium, reorganization or similar state or federal laws affecting the rights and remedies of creditors generally (including without limitation, fraudulent transfer laws); (b) considerations of public policy and general principles of equity (whether considered in a proceeding in equity or at law); (c) the exercise of the discretionary powers of any court or other authority before which may be brought any proceeding seeking equitable remedies, including, without limitation, specific performance and injunctive relief; (d) the applicability of concepts of materiality, reasonableness, good faith and fair dealing; and (e) the limitation or determination of rights or remedies by a court of competent jurisdiction or other tribunal as unconscionable as a matter of law or contrary to public policy, or limiting a remedy where another remedy has been elected.

         Specifically, we express no opinion as to enforceability relating to any provisions (a) allowing any party to declare indebtedness due and payable without notice (as some courts have held that acceleration may not be made except by an unequivocal act of the holder evidencing acceleration, which may include notice to the debtor), (b) providing for specific performance and the appointment of a receiver, (c) providing that a failure to exercise any right, remedy or option shall not operate as a waiver or that a selection of a remedy will not limit the availability of another remedy, (d) restricting access to legal or equitable remedies or requiring submission to the jurisdiction of the courts of a particular state where enforcement thereof is deemed to be unreasonable in light of the circumstances or waiving any rights to object to venue or an inconvenient forum, (e) which purport to establish methods for the service of process which are not permitted pursuant to applicable law, (f) which provide for the waiver of any right to trial by jury, (g) which provide that oral modifications, course of conduct and course of dealing shall not be effective, (h) waiving rights granted by law where the waivers are against public policy or prohibited by law, (i) waiving or affecting rights to notices or waiving vaguely or broadly stated rights or future rights, (j) which purport to grant rights of indemnification or to hold harmless or exculpate, (k) which provide that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or that the election of some particular remedy or remedies does not preclude recourse to one or more other remedies, (l) establishing severability provisions, (m) providing for the reimbursement by the non-prevailing party of the prevailing party's legal fees and expenses, (n) purporting to create or perfect security interests, (o) purporting to establish evidentiary standards for suits or proceedings to enforce any of the Transaction Documents, (p) providing that forum selection clauses are binding on the court or courts in the forum selected, (q) limiting judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs, (r) which deny a party that has materially failed to render or offer performance required by the contract the opportunity to cure that failure unless permitting a cure would unreasonably hinder the non-defaulting party from making substitute arrangements for performance, (s) which purport to grant rights of setoff to parties that are not in privity of contract with the party against whom such setoff is sought or with whom such parties do not share an identity of obligations, (t) which provide for any power of sale or confession of judgment; (u) which deem or acknowledge certain factual matters which may not be fully consistent with a judicial determination of such matters; (v) which provide for payment of damages in specified amounts or pursuant to a specified formula in the event of a party's nonperformance of certain obligations; (w) purporting to preclude the modification thereof through conduct, custom or course of performance, action or dealing; (x) purporting to require the payment or reimbursement of fees, costs, expenses, or other amounts that are unreasonable in nature or amount; (y) purporting to bind third parties who are not parties thereto; and (z) purporting to assign or convey any agreement, contract or right which by its terms may not be assigned without the consent of a third party if such consent is not obtained. None of the qualifications as to enforceability set forth in this paragraph will materially interfere with the practical realization of the benefits provided to the Investor by the Transaction Documents except for the economic consequences of any procedural delay which may result therefrom.

         We express no opinion regarding the effect of or the applicability of any tax or other impositions, including, without limitation, intangible, documentary, stamp, mortgage, transfer and recording taxes and similar charges and franchise taxes and taxes measured on or with respect to the net income or gross receipts of any person or entity.

         The opinions set forth herein are based in part upon applicable laws and regulations as they are currently compiled and reported on by customary reporting services. It is possible that laws and regulations affecting the opinions expressed herein might have been enacted that are not reflected in such reporting services. We are not currently aware of the enactment of any such laws and regulations.

         The opinions expressed herein are (a) limited to the matters expressly set forth herein, and no opinion is to be inferred or implied beyond the matters so stated, (b) subject to there being no material change in the law effective after the date hereof, and (c) subject to applicable laws respecting limitations of actions. This opinion is given and based upon the laws of the State of Florida, Delaware Law and United States federal law as of the date hereof and the facts presented to us.

                  [SPACE BELOW THIS LINE IS INTENTIONALLY LEFT BLANK]

                                    EXHIBIT B
                               vFINANCE.COM, INC.

                              OFFICER'S CERTIFICATE

         The undersigned, Leonard J. Sokolow, does hereby certify that he is, and at all times herein mentioned has been, the duly elected Chief Executive Officer and President of vFinance.com, Inc., a Delaware corporation (the "Company"), is familiar with the facts herein certified, is authorized to certify the same and executes and delivers this Officer's Certificate on behalf of the Company in connection with the Note Purchase Agreement dated as of November 28, 2001 (the "Purchase Agreement"), between the Company and Best Finance Investments Limited (the "Investor"). Capitalized terms not otherwise defined herein are defined as set forth in the Purchase Agreement. The undersigned further certifies that:

         1. The representations and warranties of the Company set forth in the Purchase Agreement, or any agreement or certificate delivered in connection therewith, were true and correct in all respects as of the date thereof and are true and correct in all respects as of the date hereof.

         2. The Company has provided or caused to be provided to Edwards & Angell, LLP (a) true, correct and complete copies of the Bylaws of the Company as in effect on the date hereof, and (b) true, correct and complete copies of the minutes of all meetings of the Board of Directors (including any committees thereof) and stockholders relating directly or indirectly to the Purchase Agreement, the Note, the Option, the Registration Rights Agreement, and the Investor Rights Agreement (collectively, the "Agreements").

         3. Attached hereto as SCHEDULE A are true, correct and complete copies of the written consent of the Board of Directors of the Company, dated November ___, 2001, authorizing the Company to enter into and execute the Purchase Agreement, the Note, the Option, the Registration Rights Agreement and the Investor Rights Agreement.

         4. There are no (a) claims against any of the securities to be issued in connection with the Purchase Agreement, (b) encumbrances or liens against the Company's interests in such securities, or (c) agreements which restrict the Company's ability to issue or transfer the securities to be issued in accordance with the Purchase Agreement.

         5. The authorized capital stock of the Company consists of: (a) 25,000,000 shares of common stock, par value $.01 per share ("Common Stock"), 10,879,278 shares of which underlie outstanding stock options, warrants or other contractual arrangements to issue shares of Common Stock, and (b) 2,500,000 shares of preferred stock, par value $.01 per share.

         6. As of November ___, 2001, the Company had 20,933,021 outstanding shares of Common Stock, 3,011,511 treasury shares of Common Stock, 122,500 issued and outstanding shares of Series A Convertible Preferred Stock and 50,000 issued and outstanding shares of Series B Convertible Preferred Stock.

         7. All issued and outstanding securities of the Company are validly issued and fully paid and the Company has received valid and sufficient consideration therefore; the holders thereof have no rights of rescission; and none of such securities were issued in violation of the preemptive rights of any holder of any security of the Company.

         8. The Company has paid all taxes and made all filings required under Delaware law or regulations.

         9. The Company's execution and delivery of each of the Purchase Agreement, the Note, the Option, the Registration Rights Agreement and the Investor Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company and each such document has been duly executed and delivered by the Company pursuant to the Purchase Agreement.

         10. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

         11. The Company's principal place of business is in the State of Florida.

         12. The Company has not made any offers or sales of the securities to be issued pursuant to the Purchase Agreement in any state or other jurisdiction of the United States.

         13. I hereby certify, confirm and attest that I am the duly elected, qualified and acting Chief Executive Officer and President of the Company, authorized to execute and deliver each of the Agreements on behalf of the Company and that I executed and delivered on behalf of the Company the following documents as of the date set forth opposite such document:

              Document                                       Date
              --------                                       ----

              Purchase Agreement                       November ___, 2001
              Registration Rights Agreement            November ___, 2001
              Note                                     November ___, 2001
              Option                                   November ___, 2001
              Investor Rights Agreement                November ___, 2001

         IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on behalf of the Company as of November ___, 2001.

                                       vFINANCE.COM, INC.


                                       By:
                                           -------------------------------------
                                           Leonard J. Sokolow
                                           Chief Executive Officer and President

         I, D. Carr Moody, do hereby certify that I am the duly elected, qualified acting Secretary of the Company and that the signature subscribed to the foregoing certificate purporting to be the signature of Leonard J. Sokolow is the genuine signature of said person and such person is the duly elected, qualified and acting Chief Executive Officer and President of the Company as of the date hereinabove written.


                                       By:
                                           -------------------------------------
                                           D. Carr Moody, Secretary

                                   SCHEDULE A

                                 VFINANCE. INC.

                        WRITTEN CONSENT TO ACTION IN LIEU
                      OF MEETING OF THE BOARD OF DIRECTORS

         Pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, the undersigned, constituting all of the members of the Board of Directors of vFinance, Inc., a Delaware corporation (the "Company"), do hereby waive any notice of, and dispense with the holding of, a meeting of the Board of Directors, and do hereby consent to the adoption of, and do hereby adopt, the following resolutions:

         WHEREAS, the Company desires to enter into a Note Purchase Agreement ("Purchase Agreement") between the Company and Best Finance Investments Limited ("Best Finance"), pursuant to which the Company will issue and Best Finance will acquire, (i) a promissory note (the "Note") in the aggregate principal amount of $1,500,000, which will be (a) for a term of 48 months, with no interest and no amortization payable during the term, (b) convertible in whole or in part into shares of the Company's common stock, par value $.01 per share (the "Common Stock") at a conversion rate of $.285 for each share of Common Stock, and (c) subject to the right of the Company to redeem the Note for $1.75 million at any time prior to the third anniversary of the closing of the transaction, and (ii) an option (the "Option") exercisable from time to time up to June 30, 2002 to purchase up to that number of shares of Common Stock equal to 1,500,000 divided by the average closing bid and ask price of the Common Stock for the twenty consecutive trading days prior to the date(s) of the applicable option exercise but in no event will the number be more than $.336 or less than $.23.

         WHEREAS, the Board of Directors of the Company has reviewed the Purchase Agreement, together with the Exhibits thereto and all other ancillary documents; and

         WHEREAS, the Board of Directors deems it to be in the best interest of the Company and its stockholders to enter into the Purchase Agreement and consummate the transactions contemplated thereby;

         NOW, THEREFORE, it is:

         RESOLVED, that the Purchase Agreement and such other documents to which the Company is required to be a party pursuant to the Purchase Agreement, including, but not limited to, the Note, the Option, the Registration Rights Agreement and the Investor Rights Agreement (collectively, together with the Purchase Agreement, the "Agreements"), be, and they hereby are, approved, authorized and ratified as the acts and deeds of the Company;

         RESOLVED FURTHER, that the Chairman of the Board, Chief Executive Officer, the President or any Vice President of the Company be, and each of them hereby is, in all respects, authorized, empowered and directed, in the name and on behalf of the Company, to negotiate, prepare, approve, modify, execute, deliver and perform the Agreements, and any modifications or amendments thereto as any such officer executing and delivering the same may deem necessary or desirable to effectuate the transactions contemplated by the Agreements, the approval of such actions to be conclusively evidenced by such officer's signature thereto;

         RESOLVED FURTHER, that the number of members of the Board of Directors of the Company be, and hereby is, expanded to include three persons, thereby creating a vacancy of one position, and that effective after the closing of the Credit Agreement with UBS Americas Inc. John Wang is hereby appointed to fill such vacancy and to serve as a member of the Board of Directors of the Company until his successor is duly elected or appointed to the Board of Directors;

         RESOLVED FURTHER, that the seal of the Company and the attestation of the signature of the Chairman of the Board, Chief Executive Officer, the President or any Vice President of the Company by the Secretary or any Assistant Secretary of the Company will not be necessary, but if the seal or such attestation is required by any party in connection with any of the transactions contemplated under the Purchase Agreement, the Secretary or any Assistant Secretary of the Company is hereby authorized to attest, for and on behalf of the Company, the signature of the Chairman of the Board, Chief Executive Officer, the President or any Vice President upon any instrument, document or other writing on behalf of the Company by the Chairman of the Board, Chief Executive Officer, the President or any Vice President thereof and to affix the seal of the Company thereto;

         RESOLVED FURTHER, that all actions heretofore or hereafter taken and expenses incurred by any officer or director of the Company in furtherance of any of the actions authorized by the foregoing resolutions are hereby expressly ratified, confirmed, adopted and approved as acts and deeds of the Company; and

         RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, in all respects authorized, empowered and directed to take or cause to be taken such further action, and to execute and deliver, or cause to be executed and delivered, in the name and on behalf of the Company all such further agreements, certificates, instruments and documents as they may deem to be necessary, appropriate or desirable in order to effect the purposes and intent of the foregoing resolutions and to be in the best interest of the Company (as conclusively evidenced by the taking of such action or the execution and delivery of such agreements, certificates, instruments and documents, as the case may be), and that all actions heretofore taken by the officers of the Company in connection with the subject of the foregoing resolutions be, and they hereby are, in all respects approved, adopted, ratified and confirmed as the acts and deeds of the Company.

         This action by Unanimous Written Consent may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned constituting all of the members of the Board of Directors of the Company, have executed this written consent to action as of November 28, 2001.



-----------------------------------         ----------------------------------
Leonard J. Sokolow                          Timothy Mahoney

                                    SCHEDULES

Schedule 3(c)
Capitalization
VFIN Capitalization Table


                                                   Number of Shares     Total vFin Shares     Less: Treasury     Total vFin Shares
Name                                                    Issued               Issued               Shares            Outstanding
----                                               ----------------     -----------------     --------------     -----------------
Pre-Colonial Merger Public Float                       1,049,600             1,049,600                              1,049,600
Genesis Partners, Inc./ Leonard Sokolow (1)              350,000             1,399,600                              1,399,600
River Rapids, Ltd. (1)                                   100,000             1,499,600                              1,499,600
Insinger Venture Capital Limited (1)                     933,334             2,432,934                              2,432,934
Timothy Mahoney (1)                                      933,333             3,366,267                              3,366,267
Genesis Partners, Inc. (1)                               933,333             4,299,600                              4,299,600
Highlands Group / Timothy Mahoney (1)                  2,175,000             6,474,600                              6,474,600
Genesis Partners, Inc./ Leonard Sokolow (1)            1,825,000             8,299,600                              8,299,600
Bayard Management Services (BVI) Limited (1)              15,000             8,314,600                              8,314,600
Michael Sandler (2)                                      100,000             8,414,600                              8,414,600
David Manovich (2)                                         5,000             8,419,600                              8,419,600
Robert O'Brien (2)                                         5,000             8,424,600                              8,424,600
Pierre Esneau (2)                                          5,000             8,429,600                              8,429,600
William Coldrick (2)                                       2,500             8,432,100                              8,432,100
Hoss Bozorgzad (2)                                         2,500             8,434,600                              8,434,600
Stephen J. Haupt (1)                                       2,500             8,437,100                              8,437,100
Richard Friedman (2)                                      37,500             8,474,600                              8,474,600
Jeffrey Markowitz (2)                                     37,500             8,512,100                              8,512,100
Paul T. Mannion Jr. (3)                                  400,000             8,912,100                              8,912,100
Andy Reckles (3)                                         300,000             9,212,100                              9,212,100
Vince Sbarra (3)                                          73,500             9,285,600                              9,285,600
Stock Exposure, Inc. (2)                                  10,000             9,295,600                              9,295,600
Union Atlantic Partners I, Ltd. (2)                        8,400             9,304,000                              9,304,000
Investors First Round (1)                              1,166,667            10,470,667                             10,470,667
Investors Second Round (1)                             1,166,667            11,637,334                             11,637,334
Del Mar Consulting Group (2)                             333,333            11,970,667                             11,970,667
Paul T. Mannion Jr. (redeemed)                         1,279,922            13,250,589           1,279,922         11,970,667
Andy Reckles (redeemed)                                1,279,922            14,530,511           1,279,922         11,970,667


                                                   Number of Shares     Total vFin Shares     Less: Treasury     Total vFin Shares
Name                                                    Issued               Issued               Shares            Outstanding
----                                               ----------------     -----------------     --------------     -----------------
Vince Sbarra (redeemed)                                  451,667            14,982,178             451,667         11,970,667
First Level (3)                                        1,700,000            16,682,178                             13,670,667
Colonial Direct (2)                                    5,750,000            22,432,178                             19,420,667
Al Giachetti (2)                                          50,000            22,482,178                             19,470,667
Larry Katz (2)                                            50,000            22,532,178                             19,520,667
Donald Murray & Donald Murray, Jr. (4)                    80,000            22,612,178                             19,600,667
Kathleen Wallman (3)                                     400,000            23,012,178                             20,000,667
Insight Capital Consultants Corporation (3)               25,000            23,037,178                             20,025,667
Calp II Block Sold to Insiders (1)                      (778,426)           22,258,752                             19,247,241
Rich Campanella (1)                                       25,000            22,283,752                             19,272,241
Dave Spector (1)                                          25,000            22,308,752                             19,297,241
Eric Rand (1)                                             25,000            22,333,752                             19,322,241
Victoria Santaella (1)                                    39,215            22,372,967                             19,361,456
Rich Galterio (1)                                         25,000            22,397,967                             19,386,456
Marc Siegel (1)                                          100,000            22,497,967                             19,486,456
Lenny Sokolow (1)                                        234,802            22,732,769                             19,721,258
Tim Mahoney (1)                                          234,802            22,967,571                             19,956,060
Gene Waxman (1)                                           25,000            22,992,571                             19,981,060
Mike Moss (1)                                             25,000            23,017,571                             20,006,060
Jeff Martin (1)                                           19,608            23,037,179                             20,025,668
Insight Capital Consultants Corporation (3)               25,000            23,062,179                             20,050,668
Reef Trading Program Trading (3)                         235,294            23,297,473                             20,285,962
Ryan Leeds (3)                                           411,765            23,709,238                             20,697,727
Reef Trading Program Trading (3)                         235,294            23,944,532                             20,933,021


(1) Registered via the Company's sb-2, which became effective on July 31, 2001.
(2)      No registration rights.
(3)      Piggyback registration rights.
(4)      Demand registration rights; 120 days from the date of issuance.

Schedule 3(c)
Capitalization
VFIN Options and Warrants Table


                                       Number of                                                      Options
                                        Options/   Exercise                             Vesting          or     Options     Warants
Name                   Grant Date       Warrants     Price    Expiration Date           Schedule      Warrants   Total       Total
----               ------------------  ---------    ------   ------------------      --------------   --------  -------     -------
River Rapids,
 Ltd.              September 27, 1999    210,000    $3.000   September 27, 2002      March 31, 2000   Options   210,000        NA
                   September 27, 1999    210,000    $4.000   September 27, 2002      March 31, 2000   Options   210,000        NA
                   September 27, 1999    210,000    $5.000   September 27, 2002      March 31, 2000   Options   210,000        NA
Dave Spector            June 18, 2000      3,000    $4.250        June 18, 2005       June 18, 2000   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005       July 18, 2000   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005     August 18, 2000   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005  September 18, 2000   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005    October 18, 2000   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005   November 18, 2000   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005   December 18, 2000   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005    January 18, 2001   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005   February 18, 2001   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005      March 18, 2001   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005      April 18, 2001   Options     3,000        NA
                        June 18, 2000      3,000    $4.250        June 18, 2005        May 18, 2001   Options     3,000        NA
                        June 18, 2000     19,500    $4.250        June 18, 2005       June 18, 2001   Options    19,500        NA
                        June 18, 2000     19,500    $4.250        June 18, 2005       June 18, 2002   Options    19,500        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000     19,500    $1.000    December 18, 2005   December 19, 2000   Options    19,500        NA
                    December 19, 2000     19,500    $1.000    December 18, 2005    October 28, 2001   Options    19,500        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA


                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   December 19, 2000   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005    January 18, 2001   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005   February 18, 2001   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005      March 18, 2001   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005      April 18, 2001   Options     3,000        NA
                    December 19, 2000      3,000    $1.000    December 18, 2005        May 18, 2001   Options     3,000        NA
                    December 19, 2000     19,500    $1.000    December 18, 2005       June 18, 2001   Options    19,500        NA
                    December 19, 2000     19,500    $1.000    December 18, 2005       June 18, 2002   Options    19,500        NA
                     October 16, 2001     56,250    $0.650     October 16, 2006    October 16, 2002   Options    56,250        NA
                     October 16, 2001     56,250    $0.650     October 16, 2006    October 16, 2003   Options    56,250        NA
                     October 16, 2001     56,250    $0.650     October 16, 2006    October 16, 2004   Options    56,250        NA
                     October 16, 2001     56,250    $0.650     October 16, 2006    October 16, 2005   Options    56,250        NA

Steve Jacobs          January 3, 2000      5,000    $2.500    December 24, 2004   December 24, 1999   Warrants       NA     5,000
                      January 3, 2000     95,000    $2.500      January 3, 2005   December 24, 1999   Warrants       NA    95,000
                      January 3, 2000     95,000    $2.500      January 3, 2005   December 24, 1999   Warrants       NA    95,000

Mauricio Borgonovo    January 3, 2000      5,000    $2.500    December 24, 2004   December 24, 1999   Warrants       NA     5,000
                      January 3, 2000     95,000    $2.500      January 3, 2005   December 24, 1999   Warrants       NA    95,000
                      January 3, 2000     95,000    $2.500      January 3, 2005   December 24, 1999   Warrants       NA    95,000

Stuart Fishman      December 13, 1999      5,000    $4.125    December 13, 2004   December 13, 2000   Options     5,000        NA
                    December 13, 1999      5,000    $4.125    December 13, 2004   December 13, 2001   Options     5,000        NA
                    December 13, 1999      5,000    $4.125    December 13, 2004   December 13, 2002   Options     5,000        NA
                    December 13, 1999      5,000    $4.125    December 13, 2004   December 13, 2003   Options     5,000        NA
                     October 16, 2001     10,000    $0.625     October 16, 2006    October 16, 2002   Options    10,000        NA
                     October 16, 2001     10,000    $0.625     October 16, 2006    October 16, 2003   Options    10,000        NA
                     October 16, 2001     10,000    $0.625     October 16, 2006    October 16, 2004   Options    10,000        NA
                     October 16, 2001     10,000    $0.625     October 16, 2006    October 16, 2005   Options    10,000        NA
                     October 16, 2001     10,000    $0.625     October 16, 2006    October 16, 2005   Options    10,000        NA

Bill Schwarz        December 13, 1999      2,500    $4.125    December 13, 2004   December 13, 2000   Options     2,500        NA
                    December 13, 1999      2,500    $4.125    December 13, 2004   December 13, 2001   Options     2,500        NA
                    December 13, 1999      2,500    $4.125    December 13, 2004   December 13, 2002   Options     2,500        NA
                    December 13, 1999      2,500    $4.125    December 13, 2004   December 13, 2003   Options     2,500        NA
                     October 16, 2001      5,000    $0.625     October 16, 2006    October 16, 2002   Options     5,000        NA
                     October 16, 2001      5,000    $0.625     October 16, 2006    October 16, 2003   Options     5,000        NA
                     October 16, 2001      5,000    $0.625     October 16, 2006    October 16, 2004   Options     5,000        NA
                     October 16, 2001      5,000    $0.625     October 16, 2006    October 16, 2005   Options     5,000        NA
                     October 16, 2001      5,000    $0.625     October 16, 2006    October 16, 2005   Options     5,000        NA
Equis Capital
 Corp.              December 1, 1999       5,000    $4.000     December 1, 2004     January 1, 2000   Options     5,000        NA
                    December 1, 1999       5,000    $4.000     December 1, 2004    February 1, 2000   Options     5,000        NA
                    December 1, 1999       5,000    $5.000     December 1, 2004       March 1, 2000   Options     5,000        NA
                    December 1, 1999       5,000    $5.000     December 1, 2004       April 1, 2000   Options     5,000        NA
                    December 1, 1999       5,000    $6.000     December 1, 2004         May 1, 2000   Options     5,000        NA
                    December 1, 1999       5,000    $6.000     December 1, 2004        June 1, 2000   Options     5,000        NA

D. Carr Moody         March 24, 2000      12,500    $5.625      March 24, 2005      March 24, 2000    Options    12,500        NA
                      March 24, 2000      12,500    $5.625      March 24, 2005      March 24, 2001    Options    12,500        NA
                      March 24, 2000      12,500    $5.625      March 24, 2005      March 24, 2002    Options    12,500        NA
                      March 24, 2000      12,500    $5.625      March 24, 2005      March 24, 2003    Options    12,500        NA
                   February 10, 2001      12,500    $1.000   February 10, 2005   February 10, 2001    Options    12,500        NA
                   February 10, 2001      12,500    $1.000   February 10, 2005   February 10, 2002    Options    12,500        NA
                   February 10, 2001      12,500    $1.000   February 10, 2005   February 10, 2003    Options    12,500        NA
                   February 10, 2001      12,500    $1.000   February 10, 2005   February 10, 2004    Options    12,500        NA

Chichester
 Securities           March 31, 2000     100,000    $2.500      March 31, 2004       March 31,2000    Warrants       NA   100,000

Placement
 Agent - TK           March 31, 2000      58,333    $6.000           See Notes      March 31, 2000    Warrants       NA    58,333

First Level
 Securities           March 31, 2000      25,000    $6.000           See Notes      March 31, 2000    Warrants       NA    25,000

Amro International
  S.A. Investors      March 31, 2000     100,000    $7.200           See Notes      March 31, 2000    Warrants       NA   100,000

Calp II               March 31, 2000     350,000    $7.200           See Notes      March 31, 2000    Warrants       NA   350,000
Investors

Celeste Trust Reg     March 31, 2000      35,000    $7.200           See Notes      March 31, 2000    Warrants       NA    35,000
Investors

Balmore SA Investors  March 31, 2000      35,000    $7.200           See Notes      March 31, 2000    Warrants       NA    35,000

Sallee Investments    March 31, 2000      25,000    $7.200           See Notes      March 31, 2000    Warrants       NA    25,000
  LLP
Investors

Worldventures         March 31, 2000      25,000    $7.200           See Notes      March 31, 2000    Warrants       NA
 Fund I, LLC
Investors

RBB Bank
Aktiengesellschaft
Investors             March 31, 2000     130,000    $7.200           See Notes      March 31, 2000    Warrants       NA   130,000

Paul et. al.          March 31, 2000      19,833    $6.000           See Notes      March 31, 2000    Warrants       NA

Andy Reckles          March 31, 2000      19,833    $6.000           See Notes      March 31, 2000    Warrants       NA

Vince Sbarra          March 31, 2000       7,000    $6.000           See Notes      March 31, 2000    Warrants       NA

Tucy Caster              May 2, 2000       5,000    $5.000         May 3, 2005         May 2, 2001    Options     5,000        NA
                         May 2, 2000       5,000    $5.000         May 3, 2005         May 2, 2002    Options     5,000        NA
                         May 2, 2000       5,000    $5.000         May 3, 2005         May 2, 2003    Options     5,000        NA
                         May 2, 2000       5,000    $5.000         May 3, 2005         May 2, 2004    Options     5,000        NA

Katie Ingram           June 12, 2000       5,000    $5.000       June 12, 2005       June 12, 2001    Options     5,000        NA
                       June 12, 2000       5,000    $5.000       June 12, 2005       June 12, 2002    Options     5,000        NA
                       June 12, 2000       5,000    $5.000       June 12, 2005       June 12, 2003    Options     5,000        NA
                       June 12, 2000       5,000    $5.000       June 12, 2005       June 12, 2004    Options     5,000        NA

Lenny Sokolow           July 6, 2001     125,000    $0.625        July 6, 2005        July 6, 2001    Options   125,000        NA
                        July 6, 2001     125,000    $0.625        July 6, 2005        July 6, 2002    Options   125,000        NA
                        July 6, 2001     125,000    $0.625        July 6, 2005        July 6, 2003    Options   125,000        NA
                        July 6, 2001     125,000    $0.625        July 6, 2005        July 5, 2004    Options   125,000        NA

Tim Mahoney             July 6, 2001     125,000    $0.625        July 6, 2005        July 6, 2001    Options   125,000        NA
                        July 6, 2001     125,000    $0.625        July 6, 2005        July 6, 2002    Options   125,000        NA
                        July 6, 2001     125,000    $0.625        July 6, 2005        July 6, 2003    Options   125,000        NA
                        July 6, 2001     125,000    $0.625        July 6, 2005        July 5, 2004    Options   125,000        NA

Dan Cruz-Depaula       July 24, 2000      25,000    $3.250       July 24, 2005       July 24, 2001    Options    25,000        NA
                       July 24, 2000      25,000    $3.250       July 24, 2005       July 24, 2002    Options    25,000        NA
                       July 24, 2000      25,000    $3.250       July 24, 2005       July 24, 2003    Options    25,000        NA
                       July 24, 2000      25,000    $3.250       July 24, 2005       July 24, 2004    Options    25,000        NA

Manfred Wittler     October 15, 2000      33,333    $2.250    October 15, 2005    October 15, 2001    Options    33,333        NA
                    October 15, 2000      33,333    $2.250    October 15, 2005    October 15, 2002    Options    33,333        NA
                    October 15, 2000      33,333    $2.250    October 15, 2005    October 15, 2003    Options    33,333        NA

Irwin Axelrod        January 4, 2001         431    $2.250     January 4, 2006     January 4, 2002    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2003    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2004    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2005    Options       431        NA

Tom Buddie           January 4, 2001         302    $2.250     January 4, 2006     January 4, 2002    Options       302        NA
                     January 4, 2001         302    $2.250     January 4, 2006     January 4, 2003    Options       302        NA
                     January 4, 2001         302    $2.250     January 4, 2006     January 4, 2004    Options       302        NA
                     January 4, 2001         302    $2.250     January 4, 2006     January 4, 2005    Options       302        NA

Maryann Foster       January 4, 2001          86    $2.250     January 4, 2006     January 4, 2002    Options        86        NA
                     January 4, 2001          86    $2.250     January 4, 2006     January 4, 2003    Options        86        NA
                     January 4, 2001          86    $2.250     January 4, 2006     January 4, 2004    Options        86        NA
                     January 4, 2001          86    $2.250     January 4, 2006     January 4, 2005    Options        86        NA

Ivan Gefin           January 4, 2001       3,765    $2.250     January 4, 2006     January 4, 2002    Options     3,765        NA
                     January 4, 2001       3,765    $2.250     January 4, 2006     January 4, 2003    Options     3,765        NA
                     January 4, 2001       3,765    $2.250     January 4, 2006     January 4, 2004    Options     3,765        NA
                     January 4, 2001       3,765    $2.250     January 4, 2006     January 4, 2005    Options     3,765        NA

Michael Gefin        January 4, 2001       1,088    $2.250     January 4, 2006     January 4, 2002    Options     1,088        NA
                     January 4, 2001       1,088    $2.250     January 4, 2006     January 4, 2003    Options     1,088        NA
                     January 4, 2001       1,088    $2.250     January 4, 2006     January 4, 2004    Options     1,088        NA
                     January 4, 2001       1,088    $2.250     January 4, 2006     January 4, 2005    Options     1,088        NA

Alan Greenstein      January 4, 2001         345    $2.250     January 4, 2006     January 4, 2002    Options       345        NA
                     January 4, 2001         345    $2.250     January 4, 2006     January 4, 2003    Options       345        NA
                     January 4, 2001         345    $2.250     January 4, 2006     January 4, 2004    Options       345        NA
                     January 4, 2001         345    $2.250     January 4, 2006     January 4, 2005    Options       345        NA
                     January 4, 2001         500    $2.250     January 4, 2006     January 4, 2002    Options       500        NA
                     January 4, 2001         500    $2.250     January 4, 2006     January 4, 2003    Options       500        NA
                     January 4, 2001         500    $2.250     January 4, 2006     January 4, 2004    Options       500        NA
                     January 4, 2001         500    $2.250     January 4, 2006     January 4, 2005    Options       500        NA

Michael Klotz        January 4, 2001         431    $2.250     January 4, 2006     January 4, 2002    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2003    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2004    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2005    Options       431        NA

Dorthy Louis-
 Jeunne              January 4, 2001         173    $2.250     January 4, 2006     January 4, 2002    Options       173        NA



                     January 4, 2001         173    $2.250     January 4, 2006     January 4, 2003    Options       173        NA
                     January 4, 2001         173    $2.250     January 4, 2006     January 4, 2004    Options       173        NA
                     January 4, 2001         173    $2.250     January 4, 2006     January 4, 2005    Options       173        NA

David Maciak         January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2002    Options     1,725        NA
                     January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2003    Options     1,725        NA
                     January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2004    Options     1,725        NA
                     January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2005    Options     1,725        NA


Michael Moss         January 4, 2001       3,450    $2.250     January 4, 2006     January 4, 2002    Options     3,450        NA
                     January 4, 2001       3,450    $2.250     January 4, 2006     January 4, 2003    Options     3,450        NA
                     January 4, 2001       3,450    $2.250     January 4, 2006     January 4, 2004    Options     3,450        NA
                     January 4, 2001       3,450    $2.250     January 4, 2006     January 4, 2005    Options     3,450        NA

James Pulver         January 4, 2001         431    $2.250     January 4, 2006     January 4, 2002    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2003    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2004    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2005    Options       431        NA

David Rich           January 4, 2001         863    $2.250     January 4, 2006     January 4, 2002    Options       863        NA
                     January 4, 2001         863    $2.250     January 4, 2006     January 4, 2003    Options       863        NA
                     January 4, 2001         863    $2.250     January 4, 2006     January 4, 2004    Options       863        NA
                     January 4, 2001         863    $2.250     January 4, 2006     January 4, 2005    Options       863        NA

Jonathan Rich        January 4, 2001       6,313    $2.250     January 4, 2006     January 4, 2002    Options     6,313        NA
                     January 4, 2001       6,313    $2.250     January 4, 2006     January 4, 2003    Options     6,313        NA
                     January 4, 2001       6,313    $2.250     January 4, 2006     January 4, 2004    Options     6,313        NA
                     January 4, 2001       6,313    $2.250     January 4, 2006     January 4, 2005    Options     6,313        NA

Jason Sanders        January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2002    Options     1,725        NA
                     January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2003    Options     1,725        NA
                     January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2004    Options     1,725        NA
                     January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2005    Options     1,725        NA

Nick Sanders         January 4, 2001       1,851    $2.250     January 4, 2006     January 4, 2002    Options     1,851        NA
                     January 4, 2001       1,851    $2.250     January 4, 2006     January 4, 2003    Options     1,851        NA
                     January 4, 2001       1,851    $2.250     January 4, 2006     January 4, 2004    Options     1,851        NA
                     January 4, 2001       1,851    $2.250     January 4, 2006     January 4, 2005    Options     1,851        NA

Phil Smolowitz       January 4, 2001         345    $2.250     January 4, 2006     January 4, 2002    Options       345        NA
                     January 4, 2001         345    $2.250     January 4, 2006     January 4, 2003    Options       345        NA


                     January 4, 2001         345    $2.250     January 4, 2006     January 4, 2004    Options       345        NA
                     January 4, 2001         345    $2.250     January 4, 2006     January 4, 2005    Options       345        NA

Jason Taub           January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2002    Options     1,725        NA
                     January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2003    Options     1,725        NA
                     January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2004    Options     1,725        NA
                     January 4, 2001       1,725    $2.250     January 4, 2006     January 4, 2005    Options     1,725        NA

Claude Ware          January 4, 2001         431    $2.250     January 4, 2006     January 4, 2002    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2003    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2004    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2005    Options       431        NA

Richard
 Weinstein           January 4, 2001         431    $2.250     January 4, 2006     January 4, 2002    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2003    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2004    Options       431        NA
                     January 4, 2001         431    $2.250     January 4, 2006     January 4, 2005    Options       431        NA

Jon Weiss            January 4, 2001         302    $2.250     January 4, 2006     January 4, 2002    Options       302        NA
                     January 4, 2001         302    $2.250     January 4, 2006     January 4, 2003    Options       302        NA
                     January 4, 2001         302    $2.250     January 4, 2006     January 4, 2004    Options       302        NA
                     January 4, 2001         302    $2.250     January 4, 2006     January 4, 2005    Options       302        NA
                     January 4, 2001       6,250    $2.250     January 4, 2006     January 4, 2002    Options     6,250        NA
                     January 4, 2001       6,250    $2.250     January 4, 2006     January 4, 2003    Options     6,250        NA
                     January 4, 2001       6,250    $2.250     January 4, 2006     January 4, 2004    Options     6,250        NA
                     January 4, 2001       6,250    $2.250     January 4, 2006     January 4, 2005    Options     6,250        NA

1999 Pvt
 Investors           January 4, 2001     122,500    $2.250     January 4, 2006     January 4, 2002    Warrants      NA    122,500
                     January 4, 2001     122,500    $2.250     January 4, 2006     January 4, 2003    Warrants      NA    122,500
                     January 4, 2001     122,500    $2.250     January 4, 2006     January 4, 2004    Warrants      NA    122,500
                     January 4, 2001     122,500    $2.250     January 4, 2006     January 4, 2005    Warrants      NA    122,500

Snow Bridge
 Investor            January 4, 2001       6,923    $2.250     January 4, 2006     January 4, 2002   Warrants       NA     6,923
                     January 4, 2001       6,923    $2.250     January 4, 2006     January 4, 2003   Warrants       NA     6,923
                     January 4, 2001       6,923    $2.250     January 4, 2006     January 4, 2004   Warrants       NA     6,923
                     January 4, 2001       6,923    $2.250     January 4, 2006     January 4, 2005   Warrants       NA     6,923

Hoffman Bridge
 Investor            January 4, 2001       6,923    $2.250     January 4, 2006     January 4, 2002   Warrants       NA     6,923
                     January 4, 2001       6,923    $2.250     January 4, 2006     January 4, 2003   Warrants       NA     6,923
                     January 4, 2001       6,923    $2.250     January 4, 2006     January 4, 2004   Warrants       NA     6,923
                     January 4, 2001       6,923    $2.250     January 4, 2006     January 4, 2005   Warrants       NA     6,923

Toscano Bridge
 Investor            January 4, 2001       4,154    $2.250     January 4, 2006     January 4, 2002   Warrants       NA     4,154
                     January 4, 2001       4,154    $2.250     January 4, 2006     January 4, 2003   Warrants       NA     4,154
                     January 4, 2001       4,154    $2.250     January 4, 2006     January 4, 2004   Warrants       NA     4,154
                     January 4, 2001       4,154    $2.250     January 4, 2006     January 4, 2005   Warrants       NA     4,154

Kingland             January 4, 2001         500    $2.250     January 4, 2006     January 4, 2002   Warrants       NA       500
                     January 4, 2001         500    $2.250     January 4, 2006     January 4, 2003   Warrants       NA       500
                     January 4, 2001         500    $2.250     January 4, 2006     January 4, 2004   Warrants       NA       500
                     January 4, 2001         500    $2.250     January 4, 2006     January 4, 2005   Warrants       NA       500

Ferrari              January 4, 2001         250    $2.250     January 4, 2006     January 4, 2002   Warrants       NA       250
                     January 4, 2001         250    $2.250     January 4, 2006     January 4, 2003   Warrants       NA       250
                     January 4, 2001         250    $2.250     January 4, 2006     January 4, 2004   Warrants       NA       250
                     January 4, 2001         250    $2.250     January 4, 2006     January 4, 2005   Warrants       NA       250

Spoll                January 4, 2001       2,000    $2.250     January 4, 2006     January 4, 2002   Warrants       NA     2,000
                     January 4, 2001       2,000    $2.250     January 4, 2006     January 4, 2003   Warrants       NA     2,000
                     January 4, 2001       2,000    $2.250     January 4, 2006     January 4, 2004   Warrants       NA     2,000
                     January 4, 2001       2,000    $2.250     January 4, 2006     January 4, 2005   Warrants       NA     2,000

Hantman              January 4, 2001       1,500    $2.250     January 4, 2006     January 4, 2002   Warrants       NA     1,500
                     January 4, 2001       1,500    $2.250     January 4, 2006     January 4, 2003   Warrants       NA     1,500
                     January 4, 2001       1,500    $2.250     January 4, 2006     January 4, 2004   Warrants       NA     1,500
                     January 4, 2001       1,500    $2.250     January 4, 2006     January 4, 2005   Warrants       NA     1,500


Teich                January 4, 2001       1,500    $2.250     January 4, 2006     January 4, 2002   Warrants       NA     1,500
                     January 4, 2001       1,500    $2.250     January 4, 2006     January 4, 2003   Warrants       NA     1,500
                     January 4, 2001       1,500    $2.250     January 4, 2006     January 4, 2004   Warrants       NA     1,500
                     January 4, 2001       1,500    $2.250     January 4, 2006     January 4, 2005   Warrants       NA     1,500

Marc Siegel         February 6, 2001     115,000    $0.625    February 6, 2006    February 6, 2001   Options   115,000        NA
                    February 6, 2001      87,500    $0.625    February 6, 2006    February 6, 2002   Options    87,500        NA
                    February 6, 2001      87,500    $0.625    February 6, 2006    February 6, 2003   Options    87,500        NA
                    February 6, 2001      87,500    $0.625    February 6, 2006    February 6, 2004   Options    87,500        NA
                    February 6, 2001      87,500    $0.625    February 6, 2006    February 6, 2005   Options    87,500        NA

Ilene and
 Al Mirman           January 4, 2001     115,000    $2.250     January 4, 2006     January 4, 2001   Options   115,000        NA

Richard Galterio    February 6, 2001     103,500    $0.625    February 6, 2006    February 6, 2001   Options   103,500        NA



                    February 6, 2001      31,625    $0.625    February 6, 2006    February 6, 2002   Options    31,625        NA
                    February 6, 2001      31,625    $0.625    February 6, 2006    February 6, 2003   Options    31,625        NA
                    February 6, 2001      31,625    $0.625    February 6, 2006    February 6, 2004   Options    31,625        NA
                    February 6, 2001      31,625    $0.625    February 6, 2006    February 6, 2005   Options    31,625        NA

Vincent Labarbara    January 4, 2001     115,000    $2.250     January 4, 2006     January 4, 2001   Options   115,000        NA

Eric Rand            February 6, 2001    115,000    $0.625    February 6, 2006    February 6, 2001   Options   115,000        NA
                     February 6, 2001     28,750    $0.625    February 6, 2006    February 6, 2002   Options    28,750        NA
                     February 6, 2001     28,750    $0.625    February 6, 2006    February 6, 2003   Options    28,750        NA
                     February 6, 2001     28,750    $0.625    February 6, 2006    February 6, 2004   Options    28,750        NA
                     February 6, 2001     28,750    $0.625    February 6, 2006    February 6, 2005   Options    28,750        NA

Mario Marsillo        January 4, 2001     11,500    $2.250     January 4, 2006     January 4, 2001   Options    11,500        NA

Victoria
 Santaella          February 27, 2001     75,000    $1.000   February 27, 2006     August 27, 2001   Options    75,000        NA
                    February 27, 2001     75,000    $1.000   February 27, 2006   February 27, 2002   Options    75,000        NA
                    February 27, 2001    100,000    $1.000   February 27, 2006   February 27, 2003   Options   100,000        NA
                    February 27, 2001    100,000    $1.000   February 27, 2006   February 28, 2004   Options   100,000        NA

Matthew Tugwell     February 27, 2001      5,000    $1.000   February 27, 2006   February 27, 2002   Options     5,000        NA
                    February 27, 2001      5,000    $1.000   February 27, 2006   February 27, 2003   Options     5,000        NA
                    February 27, 2001      5,000    $1.000   February 27, 2006   February 27, 2004   Options     5,000        NA
                    February 27, 2001      5,000    $1.000   February 27, 2006   February 27, 2005   Options     5,000        NA

Jonathan Rich           March 5, 2001     25,000    $0.625     January 4, 2006       March 5, 2002   Options    25,000        NA
                        March 5, 2001     25,000    $0.625     January 4, 2006       March 5, 2003   Options    25,000        NA
                        March 5, 2001     25,000    $0.625     January 4, 2006       March 5, 2004   Options    25,000        NA
                        March 5, 2001     25,000    $0.625     January 4, 2006       March 5, 2005   Options    25,000        NA

Michael Moss            March 26, 2001    18,750    $0.625      March 26, 2006      March 26, 2002   Options    18,750        NA
                        March 26, 2001    18,750    $0.625      March 26, 2006      March 26, 2003   Options    18,750        NA
                        March 26, 2001    18,750    $0.625      March 26, 2006      March 25, 2004   Options    18,750        NA
                        March 26, 2001    18,750    $0.625      March 26, 2006      March 26, 2005   Options    18,750        NA

Michael Klotz           March 26, 2001     6,250    $0.625      March 26, 2006      March 26, 2002   Options     6,250        NA
                        March 26, 2001     6,250    $0.625      March 26, 2006      March 26, 2003   Options     6,250        NA
                        March 26, 2001     6,250    $0.625      March 26, 2006      March 25, 2004   Options     6,250        NA


                        March 26, 2001     6,250    $0.625      March 26, 2006      March 26, 2005   Options     6,250        NA

Taub Group              March 26, 2001    15,000    $0.625      March 26, 2006      March 26, 2002   Options    15,000        NA
Jason Taub
 (20,000),              March 26, 2001    15,000    $0.625      March 26, 2006      March 26, 2003   Options    15,000        NA
Jason Sanders
 (20,000)               March 26, 2001    15,000    $0.625      March 26, 2006      March 25, 2004   Options    15,000        NA
& David Maciak
 (20,000)               March 26, 2001    15,000    $0.625      March 26, 2006      March 26, 2005   Options    15,000        NA

Gene Waxman             March 26, 2001    25,000    $0.625      March 26, 2006      March 26, 2002   Options    25,000        NA
                        March 26, 2001    25,000    $0.625      March 26, 2006      March 26, 2003   Options    25,000        NA
                        March 26, 2001    25,000    $0.625      March 26, 2006      March 25, 2004   Options    25,000        NA
                        March 26, 2001    25,000    $0.625      March 26, 2006      March 26, 2005   Options    25,000        NA

James Pulver            April 18, 2001    25,000    $0.625     January 4, 2006     Vest upon
                                                                                   performance       Options    25,000        NA
                        April 18, 2001    25,000    $0.625     January 4, 2006     Vest upon
                                                                                   performance       Options    25,000        NA
                        April 18, 2001    25,000    $0.625     January 4, 2006     Vest upon
                                                                                   performance       Options    25,000        NA
                        April 18, 2001    25,000    $0.625     January 4, 2006     Vest upon
                                                                                   performance       Options    25,000        NA

Claude Ware             April 18, 2001    25,000    $0.625     January 4, 2006     Vest upon
                                                                                   performance       Options    25,000        NA
                        April 18, 2001    25,000    $0.625     January 4, 2006     Vest upon
                                                                                   performance       Options    25,000        NA
                        April 18, 2001    25,000    $0.625     January 4, 2006     Vest upon
                                                                                   performance       Options    25,000        NA
                        April 18, 2001    25,000    $0.625     January 4, 2006     Vest upon
                                                                                   performance       Options    25,000        NA

Maureen Berry           April 19, 2001     6,250    $0.625      April 19, 2006      April 19, 2002   Options     6,250        NA
                        April 19, 2001     6,250    $0.625      April 19, 2006      April 19, 2003   Options     6,250        NA
                        April 19, 2001     6,250    $0.625      April 19, 2006      April 18, 2004   Options     6,250        NA
                        April 19, 2001     6,250    $0.625      April 19, 2006      April 19, 2005   Options     6,250        NA

Topeka (OSJ)            April 19, 2001    12,500    $0.625      April 19, 2006      April 19, 2002   Options    12,500        NA
Paula Bond
 (2,500),               April 19, 2001    12,500    $0.625      April 19, 2006      April 19, 2003
Ann Case (2,500),                                                                                    Options    12,500        NA
John Manry
 (15,000),              April 19, 2001    12,500    $0.625      April 19, 2006      April 18, 2004
Robert Smith
 (15,000)                                                                                            Options    12,500        NA
& Craig Smith
 (15,000)               April 19, 2001    12,500    $0.625      April 19, 2006      April 19, 2005   Options    12,500        NA

Tom Buddie              April 19, 2001    20,000    $0.625      April 19, 2006      April 19, 2002   Options    20,000        NA
                        April 19, 2001    20,000    $0.625      April 19, 2006      April 19, 2003   Options    20,000        NA
                        April 19, 2001    20,000    $0.625      April 19, 2006      April 18, 2004   Options    20,000        NA


                        April 19, 2001    20,000    $0.625      April 19, 2006      April 19, 2005   Options    20,000        NA

David Rich              April 19, 2001     5,000    $0.625      April 19, 2006      April 19, 2002   Options     5,000        NA
                        April 19, 2001     5,000    $0.625      April 19, 2006      April 19, 2003   Options     5,000        NA
                        April 19, 2001     5,000    $0.625      April 19, 2006      April 18, 2004   Options     5,000        NA
                        April 19, 2001     5,000    $0.625      April 19, 2006      April 19, 2005   Options     5,000        NA

Houston (OSJ)           April 19, 2001     5,000    $0.625      April 19, 2006      April 19, 2002   Options     5,000        NA
Cummings &
 Heirs                  April 19, 2001     5,000    $0.625      April 19, 2006      April 19, 2003   Options     5,000        NA
                        April 19, 2001     5,000    $0.625      April 19, 2006      April 18, 2004   Options     5,000        NA
                        April 19, 2001     5,000    $0.625      April 19, 2006      April 19, 2005   Options     5,000        NA


Ivan Geffen                May 9, 2001    17,500    $0.625         May 9, 2006         May 9, 2002   Options    17,500        NA
                           May 9, 2001    17,500    $0.625         May 9, 2006         May 9, 2003   Options    17,500        NA
                           May 9, 2001    17,500    $0.625         May 9, 2006         May 8, 2004   Options    17,500        NA
                           May 9, 2001    17,500    $0.625         May 9, 2006         May 9, 2005   Options    17,500        NA

Michael Geffen             May 9, 2001     7,500    $0.625         May 9, 2006         May 9, 2002   Options     7,500        NA
                           May 9, 2001     7,500    $0.625         May 9, 2006         May 9, 2003   Options     7,500        NA
                           May 9, 2001     7,500    $0.625         May 9, 2006         May 8, 2004   Options     7,500        NA
                           May 9, 2001     7,500    $0.625         May 9, 2006         May 9, 2005   Options     7,500        NA

Alejandra
 Williams                 May 16, 2001     2,500    $0.625        May 16, 2006        May 16, 2002   Options     2,500        NA
                          May 16, 2001     2,500    $0.625        May 16, 2006        May 16, 2003   Options     2,500        NA
                          May 16, 2001     2,500    $0.625        May 16, 2006        May 15, 2004   Options     2,500        NA
                          May 16, 2001     2,500    $0.625        May 16, 2006        May 16, 2005   Options     2,500        NA

Michael Volpe             July 1, 2001       500    $1.000        July 1, 2006        July 1, 2002   Options       500        NA
                          July 1, 2001       500    $1.000        July 1, 2006        July 1, 2003   Options       500        NA
                          July 1, 2001       500    $1.000        July 1, 2006        July 1, 2004   Options       500        NA
                          July 1, 2001       500    $1.000        July 1, 2006        July 2, 2005   Options       500        NA

Mario
 Castellano               July 1, 2001     1,500    $1.000        July 1, 2006        July 1, 2002   Options     1,500        NA
                          July 1, 2001     1,500    $1.000        July 1, 2006        July 1, 2003   Options     1,500        NA
                          July 1, 2001     1,500    $1.000        July 1, 2006        July 1, 2004   Options     1,500        NA
                          July 1, 2001     1,500    $1.000        July 1, 2006        July 2, 2005   Options     1,500        NA

Danielle Saenz            July 1, 2001     3,500    $1.000        July 1, 2006        July 1, 2002   Options     3,500        NA
                          July 1, 2001     3,500    $1.000        July 1, 2006        July 1, 2003   Options     3,500        NA
                          July 1, 2001     3,500    $1.000        July 1, 2006        July 1, 2004   Options     3,500        NA
                          July 1, 2001     3,500    $1.000        July 1, 2006        July 2, 2005   Options     3,500        NA



Rod Smith                 July 1, 2001     2,000    $1.000        July 1, 2006        July 1, 2002   Options     2,000        NA
                          July 1, 2001     2,000    $1.000        July 1, 2006        July 1, 2003   Options     2,000        NA
                          July 1, 2001     2,000    $1.000        July 1, 2006        July 1, 2004   Options     2,000        NA
                          July 1, 2001     2,000    $1.000        July 1, 2006        July 2, 2005   Options     2,000        NA

Luann LaBarbara           July 1, 2001     1,000    $1.000        July 1, 2006        July 1, 2002   Options     1,000        NA
                          July 1, 2001     1,000    $1.000        July 1, 2006        July 1, 2003   Options     1,000        NA
                          July 1, 2001     1,000    $1.000        July 1, 2006        July 1, 2004   Options     1,000        NA
                          July 1, 2001     1,000    $1.000        July 1, 2006        July 2, 2005   Options     1,000        NA

Peter Fulton              July 1, 2001     3,000    $1.000        July 1, 2006        July 1, 2002   Options     3,000        NA
                          July 1, 2001     3,000    $1.000        July 1, 2006        July 1, 2003   Options     3,000        NA
                          July 1, 2001     3,000    $1.000        July 1, 2006        July 1, 2004   Options     3,000        NA
                          July 1, 2001     3,000    $1.000        July 1, 2006        July 2, 2005   Options     3,000        NA

Robert Prager             July 1, 2001    20,000    $1.000        July 1, 2006        July 1, 2002   Options    20,000        NA
                          July 1, 2001    20,000    $1.000        July 1, 2006        July 1, 2003   Options    20,000        NA
                          July 1, 2001    20,000    $1.000        July 1, 2006        July 1, 2004   Options    20,000        NA
                          July 1, 2001    20,000    $1.000        July 1, 2006        July 2, 2005   Options    20,000        NA

Mike Zindman              July 1, 2001    15,000    $1.000        July 1, 2006        July 1, 2002   Options    15,000        NA
                          July 1, 2001    15,000    $1.000        July 1, 2006        July 1, 2003   Options    15,000        NA
                          July 1, 2001    15,000    $1.000        July 1, 2006        July 1, 2004   Options    15,000        NA
                          July 1, 2001    15,000    $1.000        July 1, 2006        July 2, 2005   Options    15,000        NA

Krissy Dove               July 1, 2001     4,500    $1.000        July 1, 2006        July 1, 2002   Options     4,500        NA
                          July 1, 2001     4,500    $1.000        July 1, 2006        July 1, 2003   Options     4,500        NA
                          July 1, 2001     4,500    $1.000        July 1, 2006        July 1, 2004   Options     4,500        NA
                          July 1, 2001     4,500    $1.000        July 1, 2006        July 2, 2005   Options     4,500        NA

Heather Breece            July 1, 2001     1,250    $1.000        July 1, 2006        July 1, 2002   Options     1,250        NA
                          July 1, 2001     1,250    $1.000        July 1, 2006        July 1, 2003   Options     1,250        NA
                          July 1, 2001     1,250    $1.000        July 1, 2006        July 1, 2004   Options     1,250        NA
                          July 1, 2001     1,250    $1.000        July 1, 2006        July 2, 2005   Options     1,250        NA

Dave Cohen                July 1, 2001     3,000    $1.000        July 1, 2006        July 1, 2002   Options     3,000        NA
                          July 1, 2001     3,000    $1.000        July 1, 2006        July 1, 2003   Options     3,000        NA
                          July 1, 2001     3,000    $1.000        July 1, 2006        July 1, 2004   Options     3,000        NA
                          July 1, 2001     3,000    $1.000        July 1, 2006        July 2, 2005   Options     3,000        NA

Alan Freed                July 1, 2001     2,000    $1.000        July 1, 2006        July 1, 2002   Options     2,000        NA
                          July 1, 2001     2,000    $1.000        July 1, 2006        July 1, 2003   Options     2,000        NA



                          July 1, 2001     2,000    $1.000        July 1, 2006        July 1, 2004   Options     2,000        NA
                          July 1, 2001     2,000    $1.000        July 1, 2006        July 2, 2005   Options     2,000        NA

Mustafa Zayed             July 1, 2001     2,500    $1.000        July 1, 2006        July 1, 2002   Options     2,500        NA
                          July 1, 2001     2,500    $1.000        July 1, 2006        July 1, 2003   Options     2,500        NA
                          July 1, 2001     2,500    $1.000        July 1, 2006        July 1, 2004   Options     2,500        NA
                          July 1, 2001     2,500    $1.000        July 1, 2006        July 2, 2005   Options     2,500        NA

Eric Lashen               July 1, 2001     1,250    $1.000        July 1, 2006        July 1, 2002   Options     1,250        NA
                          July 1, 2001     1,250    $1.000        July 1, 2006        July 1, 2003   Options     1,250        NA
                          July 1, 2001     1,250    $1.000        July 1, 2006        July 1, 2004   Options     1,250        NA
                          July 1, 2001     1,250    $1.000        July 1, 2006        July 2, 2005   Options     1,250        NA

Sam Omar                  July 1, 2001     1,250    $1.000        July 1, 2006        July 1, 2002   Options     1,250        NA
                          July 1, 2001     1,250    $1.000        July 1, 2006        July 1, 2003   Options     1,250        NA
                          July 1, 2001     1,250    $1.000        July 1, 2006        July 1, 2004   Options     1,250        NA
                          July 1, 2001     1,250    $1.000        July 1, 2006        July 2, 2005   Options     1,250        NA

Stacey Santoli            July 1, 2001       750    $1.000        July 1, 2006        July 1, 2002   Options       750        NA
                          July 1, 2001       750    $1.000        July 1, 2006        July 1, 2003   Options       750        NA
                          July 1, 2001       750    $1.000        July 1, 2006        July 1, 2004   Options       750        NA
                          July 1, 2001       750    $1.000        July 1, 2006        July 2, 2005   Options       750        NA

Jeff Martin               July 1, 2001    18,750    $0.625        July 1, 2006        July 1, 2002   Options    18,750        NA
                          July 1, 2001    18,750    $0.625        July 1, 2006        July 1, 2003   Options    18,750        NA
                          July 1, 2001    18,750    $0.625        July 1, 2006        July 1, 2004   Options    18,750        NA
                          July 1, 2001    18,750    $0.625        July 1, 2006        July 2, 2005   Options    18,750        NA

Rich Campanella           July 1, 2001    18,750    $0.625        July 1, 2006        July 1, 2002   Options    18,750        NA
                          July 1, 2001    18,750    $0.625        July 1, 2006        July 1, 2003   Options    18,750        NA
                          July 1, 2001    18,750    $0.625        July 1, 2006        July 1, 2004   Options    18,750        NA
                          July 1, 2001    18,750    $0.625        July 1, 2006        July 2, 2005   Options    18,750        NA

Alan Greenstein           July 1, 2001    10,000    $2.250        July 1, 2006        July 1, 2002   Options    10,000        NA
                          July 1, 2001    10,000    $2.250        July 1, 2006        July 1, 2003   Options    10,000        NA
                          July 1, 2001    10,000    $2.250        July 1, 2006        July 1, 2004   Options    10,000        NA
                          July 1, 2001    10,000    $2.250        July 1, 2006        July 2, 2005   Options    10,000        NA

Kathleen Wallman       August 16, 2001   400,000    $0.625     August 16, 2011     August 16, 2001   Warrants       NA   400,000

Joseph Daniel          August 16, 2001    50,000    $0.625     August 16, 2011   December 31, 2001   Options    50,000        NA


                       August 16, 2001    50,000    $0.625     August 16, 2011   December 31, 2002   Options    50,000        NA

Rich Campanella        August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA
                       August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA

Dave Spector           August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA
                       August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA

Eric Rand              August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA
                       August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA

Victoria
 Santaella             August 30, 2001    39,215    $0.350     August 30, 2006     August 30, 2001   Options    39,215        NA
                       August 30, 2001    39,215    $0.350     August 30, 2006     August 30, 2001   Options    39,215        NA

Rich Galterio          August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA
                       August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA

Marc Siegel            August 30, 2001   100,000    $0.350     August 30, 2006     August 30, 2001   Options   100,000        NA
                       August 30, 2001   100,000    $0.350     August 30, 2006     August 30, 2001   Options   100,000        NA

Lenny Sokolow          August 30, 2001   234,802    $0.350     August 30, 2006     August 30, 2001   Options   234,802        NA
                       August 30, 2001   234,802    $0.350     August 30, 2006     August 30, 2001   Options   234,802        NA

Tim Mahoney            August 30, 2001   234,802    $0.350     August 30, 2006     August 30, 2001   Options   234,802        NA
                       August 30, 2001   234,802    $0.350     August 30, 2006     August 30, 2001   Options   234,802        NA

Gene Waxman            August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA
                       August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA

Mike Moss              August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA
                       August 30, 2001    25,000    $0.350     August 30, 2006     August 30, 2001   Options    25,000        NA

Jeff Martin            August 30, 2001    19,608    $0.350     August 30, 2006     August 30, 2001   Options    19,608        NA
                       August 30, 2001    19,608    $0.350     August 30, 2006     August 30, 2001   Options    19,608        NA

Bob Agriogianis         August 6, 2001   200,000    $0.625      August 6, 2006      August 6, 2001   Options   200,000        NA
                        August 6, 2001   100,000    $0.625      August 6, 2006      August 6, 2002   Options   100,000        NA
                        August 6, 2001   100,000    $0.625      August 6, 2006      August 6, 2003   Options   100,000        NA
                        August 6, 2001   100,000    $0.625      August 6, 2006      August 6, 2004   Options   100,000        NA


Rich Rosenblum      September 30, 2001   112,500   $0.350   September 30, 2006  September 30, 2001   Options   112,500        NA
                    September 30, 2001   112,500   $0.350   September 30, 2006  September 30, 2002   Options   112,500        NA
                    September 30, 2001   112,500   $0.350   September 30, 2006  September 30, 2003   Options   112,500        NA
                    September 30, 2001   112,500   $0.350   September 30, 2006  September 30, 2004   Options   112,500        NA

Stefansky           September 30, 2001   112,500   $0.350   September 30, 2006  September 30, 2001   Options   112,500        NA
                    September 30, 2001   112,500   $0.350   September 30, 2006  September 30, 2002   Options   112,500        NA
                    September 30, 2001   112,500   $0.350   September 30, 2006  September 30, 2003   Options   112,500        NA
                    September 30, 2001   112,500   $0.350   September 30, 2006  September 30, 2004   Options   112,500        NA

Vince Caliccia      September 30, 2001    25,000   $0.350   September 30, 2006  September 30, 2001   Options    25,000        NA
                    September 30, 2001    25,000   $0.350   September 30, 2006  September 30, 2002   Options    25,000        NA
                    September 30, 2001    25,000   $0.350   September 30, 2006  September 30, 2003   Options    25,000        NA
                    September 30, 2001    25,000   $0.350   September 30, 2006  September 30, 2004   Options    25,000        NA


Schedule 3 (c)
Capitalization

--------------------------------------------------------------------------------

                                 vFinance, Inc.
       Summary of Registration Rights On Options and Warrants Outstanding

--------------------------------------------------------------------------------




                                                                                Registration
Holder                                       Amount            Type            Classification
------                                       -------          -------          --------------
River Rapids                                 630,000          Options            Piggyback

David Spector                                475,000          Options            Piggyback

Steve Jacobs                                 100,000          Warrants           Piggyback

Mauricio Borgonovo                           100,000          Warrants           Piggyback

Stuart Fishman                                60,000          Options            Piggyback

Bill Schwarz                                  30,000          Options            Piggyback

Equis Capital Corp.                           30,000          Options            Piggyback

Carr Moody                                   100,000          Options            Piggyback

Chichester Securities                        100,000          Warrants           Demand

Placement Agent - TK                          58,333          Warrants           Demand

Placement Agent - First Level                 25,000          Warrants           Demand

Amro International, S.A                      100,000          Warrants           Demand

CALP II                                      350,000          Warrants           Demand

Celeste Trust Reg                             35,000          Warrants           Demand

Balmore S.A                                   35,000          Warrants           Demand

Sallee Investments                            25,000          Warrants           Demand

World Ventures Fund                           25,000          Warrants           Demand

RBB Bank Aktiengesellschaft                  130,000          Warrants           Demand

Placement Agents - First Atlanta              46,666          Warrants           Demand

Tucy Caster                                   20,000          Options            Piggyback

Katie Ingram                                  20,000          Options            Piggyback

Lenny Sokolow                                734,802          Options            Piggyback

Tim Mahoney                                  734,802          Options            Piggyback

Dan Cruz-DePaula                             100,000          Options            Piggyback

Manfred Wittler                              100,000          Options            Piggyback

Irwin Axelrod                                  1,724          Options            Not Registered

Tom Buddie                                     1,208          Options            Not Registered

Tom Buddie                                    80,000          Options            Piggyback

Maryann Foster                                   344          Options            Not Registered

Ivan Gefen                                    15,060          Options            Not Registered

Ivan Gefen                                    70,000          Options            Piggyback

Michael Gefen                                  4,352          Options            Not Registered

Michael Gefen                                 30,000          Options            Piggyback

Alan Greenstein                                3,380          Options            Not Registered

Alan Greenstein                               40,000          Options            Piggyback

Michael Klotz                                  1,724          Options            Not Registered

Michael Klotz                                 25,000          Options            Piggyback

Dorothy Jeunne-Louis                             692          Options            Not Registered

David Maciak                                   6,900          Options            Not Registered

Mike Moss                                     13,800          Options            Not Registered

Mike Moss                                    100,000          Options            Piggyback

Jim Pulver                                     1,724          Options            Not Registered

Jim Pulver                                   100,000          Options            Piggyback

Claud Ware                                     1,724          Options            Not Registered

Claud Ware                                   100,000          Options            Piggyback

David Rich                                     3,452          Options            Not Registered

David Rich                                    20,000          Options            Piggyback

Jonathan Rich                                 25,252          Options            Not Registered

Jonathan Rich                                100,000          Options            Piggyback

Jason Sanders                                  6,900          Options            Not Registered

Nick Sanders                                   7,404          Options            Not Registered

Phil Smolowitz                                 1,380          Options            Not Registered

Jason Taub                                     6,900          Options            Not Registered

Rich Weinstein                                 1,724          Options            Not Registered

Jon Weiss                                     26,208          Options            Not Registered

1999 Private Placement                       490,000          Warrants           Not Registered
 Investors

Bridge Investors                              72,000          Warrants           Not Registered

Kingland                                       2,000          Warrants           Not Registered

Ferrari                                        1,000          Warrants           Not Registered

Spoll                                          8,000          Warrants           Not Registered

Hantman                                        6,000          Warrants           Not Registered

Teich                                          6,000          Warrants           Not Registered

Marc Siegel                                  565,000          Options            Piggyback

Al Mirman                                    115,000          Options            Piggyback


Rich Galterio                                255,000          Options            Piggyback

Eric Rand                                    255,000          Options            Piggyback

Vincent La Barbara                           115,000          Options            Piggyback

Mario Marsillo                                11,500          Options            Piggyback


Victoria Santaella                           389,215          Options            Piggyback

Matthew Tugwell                               20,000          Options            Piggyback

Taub Group                                    60,000          Options            Piggyback

Topeka OSJ Group                              50,000          Options            Piggyback

Houston OSJ                                   20,000          Options            Piggyback

Gene Waxman                                  125,000          Options            Piggyback

Maureen Berry                                 25,000          Options            Piggyback

Alejandra Williams                            10,000          Options            Piggyback

Michael Volpe                                  2,000          Options            Piggyback

Mario Castellano                               6,000          Options            Piggyback

Danielle Saenz                                14,000          Options            Piggyback

Rod Smith                                      8,000          Options            Piggyback

Luann LaBarbara                                4,000          Options            Piggyback

Peter Fulton                                  12,000          Options            Piggyback

Robert Prager                                 80,000          Options            Piggyback

Mike Zindman                                  60,000          Options            Piggyback

Krissy Dove                                   18,000          Options            Piggyback

Heather Breece                                 5,000          Options            Piggyback

Dave Cohen                                    12,000          Options            Piggyback

Alan Freed                                     8,000          Options            Piggyback


Mustafa Zayed                                 10,000          Options            Piggyback

Eric Lashen                                    5,000          Options            Piggyback

Sam Omar                                       5,000          Options            Piggyback

Stacey Santoli                                 3,750          Options            Piggyback

Jeff Martin                                   94,608          Options            Piggyback

Rich Campanella                              100,000          Options            Piggyback

Bob Agriogianis                              500,000          Options            Piggyback

Kathleen Wallman                             400,000          Warrants           Piggyback

Joseph Daniel                                100,000          Options            Piggyback

Rich Rosenblum                               500,000          Options            Piggyback

David Stefansky                              500,000          Options            Piggyback

Vince Caliccia                               100,000          Options            Piggyback

Ryan Leeds                                   150,000          Options            Piggyback

Bill Groeneveld                              131,250          Options            Piggyback

Carmelo Trocoli                               20,000          Options            Piggyback

Shelly Singhal                               480,000          Options            Piggyback

John Wong                                    120,000          Options            Piggyback

Stoc Repurchase - Second Round               773,500          Options            Piggyback
                                          ----------
  Total                                   11,784,278
                                          ==========




                                          ----------          ---------              ----------
SUMMARY                                    OPTIONS             WARRANTS                 TOTAL
-------                                   ----------          ---------              ----------
TOTAL DEMAND                                      --            929,999                 929,999

TOTAL PIGGYBACK                            9,537,427            600,000              10,137,427
TOTAL NOT REGISTERED                         131,852            585,000                 716,852
                                          ----------          ---------              ----------
 GRAND TOTAL                               9,669,279          2,114,999              11,784,278
                                          ==========          =========              ==========


                                  Schedule 3(h)
                                    Consents

The Company must obtain stockholder approval to amend its Certificate of Incorporation in accordance with Section 4(d) of this Agreement.

                                  Schedule (i)

                              Financial Statements

         See Schedule 3(k) attached to this Agreement

                                  Schedule 3(j)
                                 Certain Changes

         None; BUT SEE Schedule 3(k) attached to this Agreement

                                  Schedule 3(k)
                                   Litigation

1. Brandywine Operating Partnership, L.P. v. First Colonial Securities Group, Inc., Superior Court of New Jersey.

         a.       Former lease space, vacated 2001, 6,130 sq. ft.

         b. Maximum potential claim/exposure $319,012 based on assuming full lease term of February 29, 2004 and landlord does not re lease or fulfill obligation to mitigate damages.

         c. Company has fully accrued for approximately $76,000 in its previously filed financial statements with the SEC and continues to accrue and reserve approximately $10,809 per month for related lease costs.

         d. Company is attempting to sub-let and/or settle with landlord utilizing Company's security deposit.

2. Kingland Systems Corporation v. Colonial Direct Financial Group, Inc., U.S. District Court for the Northern District of Iowa; Kingland Systems Corporation v. Colonial Direct Financial Group, Inc., U.S. District Court for the Northern Circuit Court, Palm Beach County, Florida.

         a. Programming work for Colonial Direct Financial Group, Inc. ("Colonial Direct") web site never delivered/completed by Kingland Systems Corporation ("Kingland"); programming work never properly documented. Neither Company nor any of its subsidiaries or affiliates uses any of the Kingland work product or software in any form or manner whatsoever.

         b.       Claims by Kingland total approximately $293,000 plus interest.

         c. Company has fully accrued for and established reserves of $255,503 for the disputed payables/invoices and promissory note in its financial statements in its previously filed financial statements with the SEC.

         d. Claims are being vigorously defended and are only against the Company's non-Broker Dealer affiliate, Colonial Direct.

         e. Company has refused to respond to offers to engage in settlement discussions with Kingland as of the date hereof.

3.       Fleet National Bank v. Colonial Direct Financial Group, Inc.

         a. Claim and Judgment by Fleet National Bank ("Fleet") against Michael Golden (a former controlling shareholder of Colonial Direct) and Colonial Direct in the amount of $315,902.94 for Lines of Credit issued prior to the January 2001 acquisition of Colonial Direct by the Company.

         b. Despite such joint liability, the Company has FULLY accrued for and established reserves for this disputed claim in its previously filed financial statements with the SEC.

         c. Claim is only against the Company's non-Broker Dealer affiliate, Colonial Direct.

4.       Fleet v. First Colonial Securities, Inc.

         a. Claim and Judgment by Fleet against First Colonial Securities, Inc. in the amount of $210,928.19 for Letter of Credit issued prior to the January 2001 acquisition by Company.

         b. Company has FULLY accrued for and established reserves (including reserves for net capital purposes) for this disputed claim in its previously filed financial statements with the SEC.

                                  Schedule 3(l)

                                     Brokers

                  ACP Advisors LLC

                                  Schedule 4(f)

                                 Use of Proceeds

   Used to fund the operations of the Company and for working capital and future acquisitions.